UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DBV Technologies S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow DBV Shareholders,

Last year, I began my letter to you with the reminder that DBV was founded upon the belief that children with food allergies, their families, and the allergists who treat them, need, and deserve, multiple treatment options. That belief remains the core tenet of DBV today – it guides our corporate strategy and drives our employees each day.

In January 2021, the U.S. Food and Drug Administration (FDA) provided guidance that DBV’s modified Viaskin Peanut patch (mVP) was not a new product, which meant we could leverage important Phase III efficacy data generated with the current Viaskin Peanut patch (cVP) to support a potential mVP Biologics License Application (BLA). The FDA and DBV agreed that mVP registration could be pursued through two new studies: one to demonstrate equivalence in protein release and the other to show an acceptable adhesion and safety profile for mVP. DBV had planned to do these two studies in parallel, and was in discussions with FDA about the details of these studies, when FDA informed the Company that the two studies must be done sequentially and that data reviews of the first study were needed before FDA could comment on the second study.

After careful reflection, DBV announced in December 2021 that we will instead initiate a new, pivotal Phase III study of the mVP in children with peanut allergy. DBV believes that conducting this trial offers a faster path towards registration as it involves only one study, which can be initiated after one protocol alignment with the FDA. The data from this new pivotal trial will augment the existing Viaskin Peanut dossier and further strengthen its commercial potential. We believe the data generated by conducting this Phase III placebo-controlled efficacy trial with mVP will support a robust resubmission of a Viaskin Peanut BLA in the future. We made this decision because we are convinced it is in the best interest of patients and families who are eagerly awaiting treatment options in food allergy. It is also the most responsible way for us to deploy capital.

In December 2021, DBV also announced that it had formally notified the European Medicines Agency (EMA) of its decision to withdraw the MAA for Viaskin Peanut. The initial filing was supported by positive data from a single, Phase III pivotal trial, PEPITES. DBV believes that generating data from a new, Phase III pivotal trial will support a stronger path to licensure for Viaskin Peanut in the European Union.

DBV is currently engaged in ongoing, productive discussions with the FDA regarding the new Phase III pivotal trial protocol. We are pleased with the collaborative nature of our exchanges and the FDA’s interest in the Viaskin Peanut program. We believe incorporating any high-level alignment from ongoing FDA exchanges into the protocol will facilitate the review process.

We continue to maximize the effectiveness of our spend and remain highly disciplined in our cash management. In 2021, DBV announced the approval and implementation of the Employment Safeguard Plan in France to provide operational latitude to progress the clinical development and regulatory process for Viaskin Peanut. DBV is now home to approximately 90 employees with core expertise in clinical development, regulatory sciences, patch engineering and manufacturing, U.S. and EU market insights, and EPIT biology. We have successfully managed to significantly reduce our cash burn in the six months ended December 31, 2021; we decreased our monthly cash burn by 54% compared to the first half of 2020. Based on our assumptions, we believe our cash balance provides us with sufficient time to gain alignment with the FDA on the mVP Phase III pivotal trial protocol.

We will, however, need to raise additional capital before we file a BLA or MAA for mVP. The proposed financial authorizations outlined in this proxy statement provide DBV with the necessary latitude to consider all available financing instruments and pursue the most appropriate tool for our company. In addition, the proposed financial authorizations provide the necessary flexibility to access capital markets in the strategic and opportunistic manner that is essential in current – and perhaps prolonged – market conditions. We understand the need to be good stewards of our investors’ money and will continue to seek financing with a reasonable risk profile and keen attention to investor dilution.

DBV is strongly positioned for the future. We remain committed to bringing Viaskin Peanut to potential approval in the United States and European Union. Our confidence in the significant therapeutic and commercial potential of Viaskin Peanut, and the broader Viaskin technology platform, is unwavering. Finally, we are driven every day by our foundational belief that children with food allergies, their families, and the allergists who treat them, need and deserve multiple treatment options.

Sincerely,

Michel de Rosen

DBV Technologies S.A.

177-181 Avenue Pierre Brossolette

92120 Montrouge France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 8:30 a.m. Paris Time on Thursday, May 12, 2022

To Shareholders of DBV Technologies S.A.:

The 2022 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A. (the “Company”), a French société anonyme, will be held on Thursday, May 12, 2022, at 8:30 a.m. Paris time at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended on December 31, 2021,

2.	Approval of the consolidated financial statements for the year ended on December 31, 2021,

3.	Allocation of income for the year ended on December 31, 2021,

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Renewal of the term of office of Michel de Rosen as director,

7.	Renewal of the term of office of Timothy E. Morris as director,

8.	Renewal of the term of office of Daniel B. Soland as director,

9.	Approval of the compensation policy for the Chairman of the Board of Directors and for the directors,

10.	Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

11.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

12.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

14.	Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

15.

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Within the authority of the Extraordinary Shareholders’ Meeting:

16.

Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

17.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums, duration of the delegation, maximum par value of the capital increase, treatment of fractional shares, suspension during a public offering period,

18.

Delegation of powers to be granted to the Board of Directors to issue Ordinary Shares, giving, if applicable, access to Ordinary Shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to Ordinary Shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

19.	Authorization to increase the total amount of shares issued,

20.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of Ordinary Shares and/or securities giving access to capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital, duration of the delegation, suspension during a public offering period,

21.	Overall limit on the maximum authorized amounts set under the resolutions 18th and 20th of this Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021,

22.

Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period,

23.

Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of Ordinary Shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

24.

Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

25.

Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers) of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

26.	Powers to complete formalities.

These items of business are more fully described in the proxy statement accompanying this Notice.

On May 12, 2022, starting at 8:30 a.m. Paris time, the Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com in the Events and Presentations section. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for two years following the date of the Annual General Meeting.

These proxy materials will be mailed by Citibank, N.A. (the “Depositary”) commencing on or about April 20, 2022, to all holders of the Company’s American Depositary Shares (“ADSs”), each representing one-half of one ordinary share of the Company, having a nominal value of €0.10 per share (the “Ordinary Shares” or “Shares”). Our registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on or about April 25, 2022, in accordance with French law and requirements.

In accordance with Article R. 225-85 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of Tuesday, May 10, 2022 at 12:00 a.m. Paris time, which is the second business day prior to the meeting (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares . You may (i) vote in person at the Annual General Meeting (ii) grant your voting proxy directly to the chairman of the Annual General Meeting

(iii) grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, (iv) vote by submitting your proxy card by mail or (v) vote by electronic mail via the secure platform Votaccess. If you vote in advance of the Annual General Meeting, you may change your vote provided that your request is received by the Company within the applicable time limits described in this proxy statement.

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 11, 2022 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return at or prior to 10:00 a.m. Eastern Time on May 5, 2022, a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

We appreciate your continued support of DBV Technologies S.A. and look forward to receiving your vote.

By order of the board of directors,

Daniel Tassé
Chief Executive Officer

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the accompanying materials. Whether or not you expect to attend the meeting, no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 12, 2022:

The proxy statement and annual report are available at: https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/

Our Depositary, Citibank, N.A., will commence mailing the proxy materials to all ADS holders on or about April 20, 2022. Our registrar, Société Générale Securities Services, will commence mailing the proxy materials to all holders of our Ordinary Shares on or about April 25, 2022, in accordance with French law and requirements.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2021 Annual Report on Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2021.

* We are monitoring the situation regarding the ongoing COVID-19 pandemic closely and we will monitor the need to potentially alter the date, time or organization of the Annual General Meeting. If we take any additional steps in light of the ongoing COVID-19 pandemic and in accordance with applicable laws and regulations, we will announce the relevant changes in advance by a press release and the filing of additional proxy materials with the Securities and Exchange Commission. Please monitor our website at https://www.dbv-technologies.com/investor-relations/ for updated information and if you intend to view the webcast of the Annual General Meeting, please check the website in advance of the meeting.

PAGE
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	12
REPORT OF AUDIT COMMITTEE	25
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	26
EXECUTIVE COMPENSATION	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
DELINQUENT SECTION 16(a) REPORTS	37
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	38
AUDIT FEES AND SERVICES	41
PROPOSAL NOS. 1 TO 4: APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS, ALLOCATION OF INCOME AND ALLOCATION OF ACCUMULATED DEFICIT	43
PROPOSAL NO. 5 STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS AND ACKNOWLEDGMENT OF THE ABSENCE OF THE NEW REGULATED AGREEMENTS	45
PROPOSAL NOS. 6 TO 8: RENEWAL OF TERM OF MICHEL DE ROSEN, RENEWAL OF TERM OF TIMOTHY E. MORRIS, RENEWAL OF TERM OF DANIEL B. SOLAND AS DIRECTORS	46
PROPOSAL NOS. 9 AND 10: APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS AND FOR THE DIRECTORS AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER	47
PROPOSAL NO. 11: ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER	48
PROPOSAL NO. 12: APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	49
PROPOSAL NO. 13: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS	50
PROPOSAL NO. 14: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER	51
PROPOSAL NO. 15 AUTHORIZATION TO BUY BACK COMPANY SHARES	52
PROPOSAL NO. 16: AUTHORIZATION TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L. 22-10-62 OF THE FRENCH COMMERCIAL CODE SUSPENSION DURING A PUBLIC OFFERING PERIOD	54
PROPOSAL NO. 17: DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS, DURATION OF THE DELEGATION, MAXIMUM PAR VALUE OF THE CAPITAL INCREASE, TREATMENT OF FRACTIONAL SHARES, SUSPENSION DURING A PUBLIC OFFERING PERIOD	57
PROPOSAL NO. 18: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS WITH CERTAIN CHARACTERISTICS, SUSPENSION DURING A PUBLIC OFFERING PERIOD	58
PROPOSAL NO. 19: AUTHORIZATION TO INCREASE THE TOTAL AMOUNT OF ISSUES	60

i

PAGE
PROPOSAL NO. 20: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO CAPITAL, UP TO THE LIMIT OF 10% OF THE CAPITAL, IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL, DURATION OF THE DELEGATION, SUSPENSION DURING A PUBLIC OFFERING PERIOD	61
PROPOSAL NO. 21 OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 18TH AND 20TH RESOLUTIONS OF THIS GENERAL MEETING AND THE 25TH, 26TH AND 31ST RESOLUTIONS OF THE GENERAL MEETING OF MAY 19, 2021	62
PROPOSALS 22 TO 25: EQUITY RESOLUTIONS	63
PROPOSAL NO. 22 DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH CANCELLATION OF PREFERENTIAL SUBSCRIPTION RIGHTS, RESERVED FOR CATEGORIES OF PERSONS, SUSPENSION DURING A PUBLIC OFFERING PERIOD	64
PROPOSAL NO. 23: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE	67
PROPOSAL NO. 24: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS.	68
PROPOSAL NO. 25: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF (AND/OR CERTAIN CORPORATE OFFICERS)	71
PROPOSAL NO. 26: POWERS TO COMPLETE FORMALITIES	75
CODE OF BUSINESS CONDUCT AND ETHICS	76
OTHER MATTERS	76
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	76
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	77
ANNEX B: COMPENSATION POLICY FOR CORPORATE OFFICERS (SAY ON PAY EX ANTE)	92
ANNEX C – Part 1: APPROVAL OF INFORMATION REFERRED TO IN ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	99
ANNEX C – Part 2: APPROVAL OF FIXED, VARIABLE AND EXCEPTIONAL ITEMS COMPRISING THE TOTAL COMPENSATION AND BENEFITS OF ANY KIND PAID DURING THE PREVIOUS FINANCIAL YEAR OR AWARDED FOR SAID FINANCIAL YEAR TO THE CORPORATE OFFICERS	101
ANNEX D: ACHIEVEMENT AGAINST ANNUAL CORPORATE OBJECTIVES	104

ii

DBV Technologies S.A.

177-181 Avenue Pierre Brossolette

92120 Montrouge France

PROXY STATEMENT

FOR THE 2022 ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 8:30 a.m. Paris Time Thursday, May 12, 2022

This proxy statement and the enclosed form of proxy are furnished to holders of Ordinary Shares and ADSs in connection with the solicitation of proxies by our board of directors (the “Board of Directors”) for use at the 2022 Annual Combined General Meeting of shareholders of DBV Technologies S.A. (the “Company”), a French société anonyme, and any postponements, adjournments or continuations thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Thursday, May 12, 2022, at 8:30 a.m. Paris time at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France. On May 12, 2022, starting at 8:30 a.m. Paris time, the Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com in the Events and Presentations section. Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for two years following the date of the Annual General Meeting. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Please monitor our website at https://www.dbv-technologies.com/investor-relations/ for updated information and if you intend to view the webcast of the meeting, please check the website in advance of the meeting. In this proxy statement references to “DBV,” “the company,” “our company,” “we,” “us” and “our” refer to DBV Technologies S.A. and our consolidated subsidiaries.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters will be voted at the Annual General Meeting?

There are 26 proposed resolutions (the “Proposals”) scheduled to be considered and voted on at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended on December 31, 2021,

2.	Approval of the consolidated financial statements for the year ended on December 31, 2021,

3.	Allocation of income for the year ended on December 31, 2021,

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Renewal of the term of office of Michel de Rosen as director,

7.	Renewal of the term of office of Timothy E. Morris as director,

8.	Renewal of the term of office of Daniel B. Soland as director,

9.	Approval of the compensation policy for the Chairman of the Board of Directors and for the directors,

10.	Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

11.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

12.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

14.	Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

15.

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Within the authority of the Extraordinary Shareholders’ Meeting:

16.

Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

17.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums, duration of the delegation, maximum par value of the capital increase, treatment of fractional shares, suspension during a public offering period,

18.

Delegation of powers to be granted to the Board of Directors to issue Ordinary Shares, giving, if applicable, access to Ordinary Shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to Ordinary Shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

19.	Authorization to increase the total amount of shares issued,

20.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of Ordinary Shares and/or securities giving access to capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital, duration of the delegation, suspension during a public offering period,

21.	Overall limit on the maximum authorized amounts set under the resolutions 18th and 20th of this Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021,

22.

Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period,

23.

Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of Ordinary Shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

24.

Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

25.

Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers) of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

26.	Powers to complete formalities.

What does a DBV ADS represent?

Each ADS represents one-half of one Ordinary Share of DBV Technologies S.A. Each Ordinary Share is entitled to one vote.

As of March 31, 2022, 55,096,537 Ordinary Shares were outstanding, of which 12,686,888 were represented by ADSs.

What if another matter is properly brought before the meeting?

At this time, the Board of Directors is unaware of any matters to be presented at the Annual General Meeting, other than as set forth above and the possible additional shareholder resolutions that may properly be submitted before the Annual General Meeting in accordance with applicable French law.

Holders of Ordinary Shares: To address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares may use their proxy card to (i) abstain from voting on such matters, (ii) vote “AGAINST” on such matters, or (iii) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, or (iv) grant a voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will not be voted on such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.

Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

Why is the Company soliciting my proxy?

Our Board of Directors is soliciting your proxy to vote at the 2022 annual meeting of shareholders to be held at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France, on Thursday, May 12, 2022, at 8:30 a.m. Paris time. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, because you owned our Ordinary Shares or ADSs on April 11, 2022. Our Depositary, Citibank, N.A., intends to commence mailing the proxy materials to holders of our ADSs on or about April 20, 2022. Our registrar, Société Générale Securities Services intends to commence distribution of the proxy materials to shareholders of Ordinary Shares on or about April 25, 2022, in accordance with French law and requirements.

Who may vote?

Ordinary shareholders of record and bearer shareholders

If you are a holder of Ordinary Shares at 12:00 a.m., Paris time on Tuesday, May 10, 2022 you will be eligible to vote at the Annual General Meeting. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each share of our Ordinary Shares held by them on the record date.

In accordance with article R. 225-85 of the French Commercial Code, only those holders of Ordinary Shares who can prove their status by having their shares registered in their name, or in the name of an intermediary duly registered on their behalf, on the second business day prior to the meeting, i.e. Tuesday, May 10, 2022 at 12:00 a.m. Paris time (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, will be eligible to vote.

For registered shareholders, this registration in the registered share accounts on the Ordinary Share Record Date is sufficient to enable them to vote their Shares.

For bearer shareholders, it is the authorized intermediaries who maintain the bearer share accounts who directly prove their clients’ status as shareholders to Société Générale Securities Services (the centralizing institution for the meeting mandated by DBV Technologies) by producing a certificate of participation which they attach to the single postal voting or proxy form drawn up in the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.

Holders of American Depositary Shares

If you are a registered holder of ADSs on the books of Citibank, N.A. on April 11, 2022 (the “ADS Record Date”), then at or prior to 10:00 a.m. Eastern Time on May 5, 2022, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the issues set forth in this proxy statement. The Depositary will mail you a voting instruction card if you hold ADSs in your own name on the Depositary’s share register (“Registered Holders”). If, however, on the ADS Record Date you held your ADSs through a bank, broker, custodian or other nominee/agent (“Beneficial Holders”), it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you.

•	Registered Holders. Registered holders of ADSs must complete, sign and return a Voting Instruction Form to be actually received by the Depositary on or prior to 10:00 a.m. Eastern Time on May 5, 2022.

•

Beneficial Holders. If our ADSs are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those ADSs held in “street name,” and this proxy statement was forwarded to you by your broker or nominee. A holder of ADSs held through a broker, bank or other nominee should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How many votes do I have?

Each share of our Ordinary Shares that you own entitles you to one vote. Each ADS represents one-half of one Ordinary Share. Voting instructions with respect to ADSs may be given only in respect of a number of ADSs representing an integral number of Ordinary Shares.

How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) grant your voting proxy directly to the chairman of the Annual General Meeting, (ii) vote in person at the Annual General Meeting, (iii) grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, (iv) vote by submitting your proxy card by mail or (v) vote electronically via Votaccess, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the Board of Directors’ recommendations.

If you own Ordinary Shares in “street name” through a broker, bank or other nominee and you do not direct your broker how to vote your shares on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot vote your shares for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

With respect to Ordinary Shares represented by ADSs for which no timely voting instructions are received by the Depositary from a holder of ADSs, the Depositary shall not vote such Ordinary Shares. The Depositary will not itself exercise any voting discretion in respect of any Ordinary Shares.

If you own ADSs in “street name” through a broker, bank or other nominee and you do not direct your broker how to instruct the Depositary how to vote the Ordinary Shares represented by your ADSs on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to provide voting instructions to the Depositary. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot provide voting instructions to the Depositary with respect to how to vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?

If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in Proposal Nos. 6 to 8 and “FOR” each of Proposal Nos. 1 to 5 and 9 to 26.

How many votes are needed for approval of each proposed resolution?

•

Proposal Nos. 1 to 15: The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee in Proposal Nos. 6 to 8 and for the approval of each matter described in Proposal Nos. 1 to 5 and 9 to 15. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution.

•	Proposal Nos. 16 to 26: For approval of Proposal Nos. 16 to 26, the affirmative vote of two-thirds of the total number of votes cast is required.

What is an “abstention” and how would it affect the vote?

With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

With respect to ADSs, an abstention occurs when a holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

Abstentions by holders of Ordinary Shares or by holders of ADSs will not be counted toward a quorum and will not be counted as votes cast and will have no effect on the outcome of the vote on matters on which a holder has abstained.

Who will count the votes at the Annual General Meeting?

Representatives of Société Générale Securities Services and our legal department will tabulate the votes and act as inspectors of election.

What Constitutes a Quorum for the Annual Meeting?

Consistent with French law, our by-laws provide that a quorum requires the presence of shareholders having at least (1) 20% of the shares entitled to vote in the case of an ordinary shareholders’ general meeting or at an extraordinary shareholders’ general meeting where shareholders are voting on a capital increase by capitalization of reserves, profits or share premium, or (2) 25% of the shares entitled to vote in the case of any other extraordinary shareholders’ general meeting.

How can I vote my Ordinary Shares or ADSs?

If you hold Ordinary Shares

In order to facilitate their participation in the Annual General Meeting, the Company offers its holders of Ordinary Shares the possibility of voting via Votaccess.

The Votaccess website will be open from Monday, April 25, 2022, at 9:00 a.m. Paris time to Wednesday, May 11, 2022 at 3:00 p.m. Paris time.

In order to avoid any possible bottleneck on the Votaccess platform, shareholders are strongly recommended not to wait until the end of the opening period of Votaccess to enter their instructions.

Only holders of bearer shares whose account-holding institution has subscribed to the Votaccess system and offers them this service for this general meeting will be able to access it. The securities account holder of the bearer shareholder, who does not subscribe to Votaccess or who makes access to the site subject to conditions of use, will indicate to the shareholder how to proceed.

Shareholders wishing to participate in the Annual General Meeting may choose one of the following options:

•	vote in person at the Annual General Meeting;

•	give your voting proxy to the chairman of the Annual General Meeting;

•	grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union; or

•	vote by mail or via Votaccess.

You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting.

Shareholders who have chosen to vote by mail using the single form or via Votaccess may:

•

in the case of registered shareholders: by mail, return the single form for voting by mail that will be sent to you with the notice of meeting using the enclosed envelope no later than Monday, May 9, 2022, 11:59 p.m., Paris Time; or via Votaccess, log on to www.sharinbox.societegenerale.com no later than 3:00 p.m., Paris Time, Wednesday, May 11, 2022;

•

in the case of bearer shareholders: by post, request this form from the financial intermediary with which their shares are registered, as of the date of the meeting, which request must be received at least six days prior to the date of the meeting, at the following address Société Générale, Service des Assemblées (CS 30812 – 44308 Nantes Cedex 3) no later than Monday, May 9, 2022, 11:59 p.m., Paris Time; or via Internet, log on to the portal of its securities account holder to access the Votaccess site in accordance with the terms and conditions set out below, no later than 3:00 p.m., Paris time, Wednesday, May 11, 2022.

Postal votes cast by paper means will only be taken into account if the duly completed and signed forms (and accompanied by the certificate of participation for bearer shares) reach the aforementioned Meetings Department of Société Générale at least three days before the date of the general meeting, i.e., no later than Monday, May 9, 2022, 11:59 p.m. Paris time.

In accordance with the provisions of Article R. 225-79 of the French Commercial Code, notification of the appointment and revocation of a proxy to the Chairman or to another shareholder, your spouse, or your partner with whom you have entered into a civil union, may also be made in the following manner:

•	by post, using the voting form sent either directly for registered shareholders, using the prepaid reply envelope attached to the notice of meeting, or by the holder of the share account for bearer shareholders and received by the Société Générale, Service des Assemblées (CS 30812 – 44 308 Nantes Cedex 3) no later than Monday, May 9, 2022, 11:59 p.m. Paris Time;

•

by electronic means, by connecting, for registered shareholders to the www.sharinbox.societegenerale.com website, for bearer shareholders to the portal of their securities account holder to access the Votaccess website, in accordance with the terms and conditions described below, no later than Wednesday, May 11, 2022 at 3:00 p.m., Paris time.

In addition, if you give a proxy vote to another shareholder, to your spouse or to your partner with whom you have entered into a civil union, the voting proxy needs to address its voting instructions to Société Générale for the exercise of its mandates in the form of a scanned copy of the single form, by e-mail to the following address: assemblees.generales@sgss.socgen.com. The form must bear the surname, first name and address of the person being named as proxy, the words “In the capacity of proxy”, and must be dated and signed. The direction of the vote must be indicated in the “I vote by mail” box of the form. The proxy must attach a copy of his or her identity card and, if applicable, a power of attorney from the legal entity he/she represents. To this end, the authorized intermediary holding the account shall notify the Company or its agent of the transfer of ownership and provide it with the necessary information. No transfer of ownership made after Ordinary Share Record Date, regardless of the means used, shall be notified by the authorized intermediary holding the account or taken into consideration by the Company, notwithstanding any agreement to the contrary. It should be noted that for any proxy given by a shareholder without indication of a proxy holder, the chairman of the Annual General Meeting shall cast a vote in favor of the adoption of draft resolutions presented or approved by the Board of Directors, and a vote against the adoption of all other draft resolutions.

Please also note that shareholders who wish to ask questions may submit these in writing, accompanied by the shareholder’s certificate of registration, to investors@dbv-technologies.com. Questions must be received by Friday, May 6, 2022, at 11:59 p.m., Paris time.

If you hold ADS

If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank, or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary - if you held your ADSs directly - or the right to instruct your broker, bank, or other nominee - if you held your ADSs through such intermediary - how to vote.

If you are a registered holder of ADSs on the books of the Depositary as of the ADS Record Date, the Depositary will mail you a Voting Instruction Form. So long as the Depositary receives your Voting Instruction Form on or prior to 10:00 a.m. Eastern Time on May 5, 2022, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct.

If your ADSs are held through a broker, bank, or other nominee as of the ADS Record Date, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting instructions provided to you.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank, or other nominee, as applicable, with voting instructions, the Depositary will vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How does the Board of Directors recommend that I vote on the proposals?

Our Board of Directors recommends that you vote “FOR” the nominees to the Board of Directors in Proposal Nos. 6 to 8 and “FOR” each of Proposal Nos. 1 to 5 and 9 to 26.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my Ordinary Shares or ADSs?” for each account to ensure that all of your shares are voted.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Annual General Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Where is the Annual General Meeting?

The annual meeting will be held at 8:30 a.m., Paris time, on Thursday, May 12, 2022 at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France.

On May 12, 2022, starting at 8:30 a.m. Paris time, the Annual General Meeting will be webcast with live audio on the Company’s website http://www.dbv-technologies.com in the Events and Presentations section, including the presentation of the results of the votes on the resolutions received by Société Générale Securities Services. Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for two years.

Who may attend the Annual General Meeting?

Holders of record of Ordinary Shares as of 12:00 a.m., Paris time, on May 10, 2022 or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of 12:00 a.m., Paris time, on May 10, 2022.

Holders of ADSs will not be able to attend the Annual General Meeting.

Can I vote in person at the Annual General Meeting?

If you hold Ordinary Shares as of 12:00 a.m., Paris time, on May 10, 2022 you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.

If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

I share an address with another holder of ADSs, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our ADS holders of record reside, if we or your broker believe that the ADS holders of record are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. ADS holders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your ADSs and (1) your household received a single set of proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another ADS holder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Can I receive Company shareholder communications by electronic delivery?

Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or by following the instructions provided when you vote over the Internet.

Where can I find documents referenced in this proxy statement?

An English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting is included in Annex A of this proxy statement and this proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2021 presented in accordance with generally accepted accounting principles in the United States. The Company’s Annual Report on Form 10-K was filed with the SEC on March 9, 2022, and is available on our website at https://www.dbv-technologies.com. In addition, once available, the following documents will be posted on our website at https://www.dbv-technologies.com: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2021 prepared in accordance with generally accepted accounting principles as applied to companies in France; (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2021 prepared in accordance with International Financial Reporting Standards as adopted by the European Union; (iii) an English translation of the report of the Board of Directors and the management report; and (iv) an English translation of the report of the statutory auditors concerning the statutory and consolidated financial statements of the Company for the fiscal year ended December 31, 2021, as well as an English translation of the special report of the statutory auditors concerning the regulated agreements and acknowledgement of the absence of new related party transactions being presented to shareholders for approval in Proposal No. 5.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company at DBV Technologies S.A., 177-181 avenue Pierre Brossolette, 92120 Montrouge, France, or by emailing investors@dbv-technologies.com. Such additional information includes, but is not limited to, the statutory auditors’ reports referenced in the resolutions described below.

What is the deadline to propose actions for consideration at next year’s Annual General Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals

Any holder of ADSs and/or Ordinary Shares desiring to present a resolution for inclusion in the Company’s proxy statement for the 2022 Annual General Meeting of shareholders must deliver such resolution to the Board of Directors at the address below no later than December 21, 2022. Only those resolutions that comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be included in the Company’s proxy statement for the 2023 Annual General Meeting of shareholders.

In addition, under French law, holders of Ordinary Shares are permitted to submit a resolution for consideration so long as such matter is received by the Company no later than 25 days prior to the date of the meeting. Holders of Ordinary Shares wishing to present resolutions at the 2023 Annual General Meeting of shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt or via e-mail. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. Any holder of Ordinary Shares who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.

In addition to satisfying the requirements under French law and our by-laws, to comply with the universal proxy rules, any holder of ADSs and/or Ordinary Shares who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 13, 2023.

All submissions to the Company should be made to:

DBV Technologies S.A.

177-181 avenue Pierre Brossolette

92120 Montrouge, France

Attention: Legal Department

Email : legal_commmunications@dbv-technologies.com

Nomination of Director Candidates

Shareholders may recommend director candidates for consideration by our Nominating Committee. For additional information regarding our policy regarding shareholder recommendations for director candidates, see “Shareholder Proposals and Nominations for Director.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of ten members. Eight of our directors are independent within the meaning of the listing standards of the Nasdaq Stock Market (“Nasdaq”).

The following table sets forth the names, ages as of March 31, 2022, and certain other information for each of the nominees for director and each of the continuing members of our Board of Directors:

Name	Age	Position	Term Expires
Nominees for Director
Michel de Rosen (2) (3)	71	Non-Executive Chairman of the Board of Directors	2022
Timothy E. Morris (1)	60	Director	2022
Daniel B. Soland (2)	63	Director	2022
Continuing Directors
Daniel Tassé	62	Chief Executive Officer and Director	2023
Maïlys Ferrère (2)(3)	59	Director	2023
Michael J. Goller (3)	47	Director	2023
Viviane Monges (1)	58	Director	2024
Adora Ndu (1)	40	Director	2024
Julie O’Neill	56	Director	2024
Ravi M. Rao (3)	54	Director	2024

(1)	Member of our audit committee (the “Audit Committee”).
(2)	Member of our compensation committee (the “Compensation Committee”).
(3)	Member of our nominating and corporate governance committee (the “Nominating Committee”).

Nominees for Director:

Michel de Rosen has served as a member of our Board of Directors since May 2018 and as Non-Executive Chairman of our Board of Directors since March 2019. Mr. de Rosen also serves on the board of directors of Faurecia SE, a publicly traded French global automotive supplier, and Pharnext SA, a publicly traded French biopharmaceutical company. Mr. de Rosen previously served on the board of directors of Idorsia Pharmaceuticals Ltd., a publicly traded Swiss biopharmaceutical company, from 2020 to 2021, Mr. de Rosen served as Chairman and Chief Executive Officer of Eutelsat, a publicly traded French satellite operator, from 2009 until his retirement in November 2017, Chairman and Chief Executive Officer of ViroPharma Incorporated, a U.S. biopharmaceutical company that was publicly traded prior to its acquisition by Shire plc, from 2000 to 2008, and Chairman and Chief Executive Officer of Rhone-Poulenc Santé, a French chemical and pharmaceutical company, from 1993 to 1999. He has also held numerous positions at the French Ministries of Finance, Defense, Industry and Telecommunication. Mr. de Rosen holds an M.B.A. from HEC and an M.B.A. from Ecole Nationale d’Administration. The Board of Directors believes that Mr. de Rosen’s extensive business experience in the biopharmaceutical industry and over 15 years’ experience in the United States will be instrumental to the success of our objectives.

Timothy E. Morris has served as a member of our Board of Directors since March 2021. Mr. Morris has served as the Chief Operating Officer and Chief Financial Officer of Humanigen, Inc., a publicly traded U.S. biopharmaceutical company, since August 2020. He previously served as the Chief Financial Officer of Iovance Biotherapeutics, Inc., a publicly traded U.S. biopharmaceutical company, from August 2017 to June 2020 and as the Chief Financial Officer and Head of Business Development of AcelRx Pharmaceuticals, Inc., a publicly traded U.S. specialty pharmaceutical company, from March 2014 to June 2017. Mr. Morris serves on the board of directors of Univercells SA, a Belgian biomanufacturing company, and Humanetics Corporation, a U.S. pharmaceutical company, and he previously served as a member of the board of directors of Humanigen, Inc. from June 2016 to August 2020. Mr. Morris is the sole member of Aacolade Pharma LLC. Mr. Morris previously served on the board of directors of PAION Inc., a subsidiary of PAION AG, a German publicly traded specialty pharmaceutical company. Mr. Morris received his BS in Business with an emphasis in Accounting from California State University, Chico, and is a Certified Public Accountant (Inactive). The Board of Directors believes that Mr. Morris’ extensive operational experience with public companies in the biopharmaceutical industry, particularly in the areas of finance and corporate development, allows him to make valuable contributions to the Board of Directors.

Daniel B. Soland has served as a member of our Board of Directors since March 2015. Mr. Soland has served as Senior Vice President and Chief Operating Officer of Idera Pharmaceuticals, Inc., a publicly traded U.S. biopharmaceutical company, since January 2021. Mr. Soland most recently served as Senior Vice President and Chief Operating Officer of ViroPharma Incorporated, a U.S. biopharmaceutical company that was publicly traded prior to its acquisition by Shire plc, from March 2008 to December 2014, and currently serves on the board of directors of Acadia Pharmaceuticals Inc., a publicly traded U.S. biopharmaceutical company, and Kalvista Pharmaceuticals, Inc., a publicly traded U.S. pharmaceutical company. In addition to his role at ViroPharma Incorporated, where he helped build the organizational and commercial infrastructure that resulted in an 11-fold increase in ViroPharma Incorporated’s share price during his tenure, Mr. Soland previously served as President of Chiron Vaccines, a pharmaceutical company, from 2005 to 2006 and helped engineer a turnaround that contributed to Chiron’s acquisition by Novartis. Prior to then, he served as President and Chief Executive Officer of EpiGenesis Pharmaceuticals. At GlaxoSmithKline Biologicals, a subsidiary of GlaxoSmithKline plc, a British global healthcare company, Mr. Soland served as Vice President and Director, Worldwide Marketing Operations from 1993 to2022. Earlier in his career, Mr. Soland held positions of increasing responsibility in sales and product management at Pasteur-Merieux’s Connaught Laboratories. He holds a B.S. in Pharmacy from the University of Iowa. The Board of Directors believes that Mr. Soland’s extensive executive and management experience in the pharmaceutical industry worldwide, notably at various senior commercial operations positions, allow him to make valuable contributions to the Board of Directors.

Continuing Directors:

Daniel Tassé has served as Chief Executive Officer since November 2018 and as a member of our Board of Directors since March 2019. Mr. Tassé has served on the board of directors of Regenxbio Inc., a U.S. publicly traded biotechnology company, since 2016 and currently is a member of Regenxbio Inc.’s compensation committee. From 2014 to 2021, Mr. Tassé served on the board of directors of Indivior plc, a British publicly traded specialty pharmaceutical company. From 2018 to 2019, Mr. Tassé served on the board of directors of HLS Therapeutics, a Canadian publicly traded pharmaceutical company. From 2014 to 2019, Mr. Tassé served on the board of directors of Bellerophon Therapeutics, Inc., a U.S. publicly traded biotherapeutics company. From March 2016 to November 2018, Mr. Tassé served as the Chairman and Chief Executive Officer of Alcresta Therapeutics, Inc., a U.S. pediatric-focused rare disease biotechnology company. From January 2008 to April 2015, Mr. Tassé served as the Chairman and Chief Executive Officer of Ikaria, Inc., a U.S. company that develops drugs and devices for critically ill patients. In April 2015, Ikaria, Inc. was acquired by Mallinckrodt Pharmaceuticals. Mr. Tassé holds a B.Sc. in Biochemistry from Université de Montréal. The Board of Directors believes that Mr. Tassé’s leadership and extensive experience in the pharmaceutical industry will allow him to drive us to the success of our objectives.

Maïlys Ferrère has served as a member of our Board of Directors since June 2016 and previously served as a non-voting observer of our Board of Directors since our initial public offering on Euronext Paris in March 2012. Ms. Ferrère has served as a Director, Head of the Large Venture Investment Activity at Bpifrance, France’s public investment bank, since October 2013 and is affiliated with one of our significant shareholders. Ms. Ferrère serves as chief executive officer of Cornovum S.A and Three4Tech. Ms. Ferrère serves on the board of directors of Sequans Communications S.A., a publicly traded French designer, developer and supplier of cellular semiconductor solutions. Ms. Ferrère served on the board of directors of Innate Pharma SA., a French global oncology-focused biotech company, from 2017 to 2021. Ms. Ferrère served on the board of directors at Valneva S.A., a publicly traded French biotech company, from 2016 and 2019. Ms. Ferrère served on the board of directors at Gensight Biologics S.A., a French publicly traded biotechnology company, from 2016 to 2019. Ms. Ferrère served on the board of directors of Pixium Vision S.A., a French publicly traded bioelectronics and brain machine interface technology company, from 2015 to 2017. She graduated from Institut d’Etudes Politiques Paris, and began her career with the General Inspectorate of Société Générale before working for multiple French banks in the equity capital markets origination department. The Board of Directors believes that Ms. Ferrère’s experience in the banking industry and her knowledge of capital markets allow her to make valuable contributions to the Board of Directors.

Michael J. Goller has served as a member of our Board of Directors since October 2015. Mr. Goller is a Partner of Baker Bros. Advisors LP., a fund management company focused on long-term investments in life-sciences companies. Prior to joining Baker Brothers in 2005, Mr. Goller was an Associate of JPMorgan Partners, LLC, a private equity division of JPMorgan Chase & Co., where he focused on venture investments in the life sciences sector from 1999 to 2003. Mr. Goller began his career as an investment banker with Merrill Lynch and Co., an investment bank, from 1997 to 1999. Mr. Goller serves on the board of directors of BeiGene, Ltd., a Chinese publicly traded biotechnology company. Mr. Goller served on the board of directors of Levo Therapeutics, a biotechnology company, from August 2017 to February 2019. Mr. Goller holds a B.S. in Molecular and Cell Biology from The Pennsylvania State University, and a Master’s in both Biotechnology at the School of Engineered and Applied Sciences and Business Administration at the Wharton School at the University of Pennsylvania. The Board of Directors believes that Mr. Goller’s experience in the life sciences industry and his knowledge of corporate development matters allow him to make valuable contributions to the Board of Directors.

Viviane Monges has served as a member of our Board of Directors since May 2019. Ms. Monges also serves on the board of directors of Novo Holdings, the wealth management holding company of the Novo Nordisk Foundation, Chimique Belge (UCB) a Belgian publicly traded multinational biopharmaceutical company, ADC Therapeutics SA, a publicly traded Swiss biotechnology company, Pharvaris GmbH, a Dutch publicly traded biopharmaceutical company, and EUROAPI, a French pharmaceutical company. She served on the board of directors of Idorsia Pharmaceuticals Ltd., a publicly traded Swiss biopharmaceutical company, from 2018 to 2021, and Voluntis, a French publicly traded healthcare software company, from 2018 to 2021. Ms. Monges has served as a strategic advisor to NeoMedLight, a French medical device company, since January 2014. Ms. Monges served as Vice President of Finance & Control – Nestlé Business Excellence at Nestlé S.A., a publicly traded Swiss multinational food and beverage company, from February 2015 to May 2017, Group Chief Financial Officer at Nestlé Skin Health S.A., a global skincare subsidiary of Nestlé S.A., from October 2010 to February 2015 and Global Chief Financial Officer – OTC Division at Novartis International AG, a publicly traded Swiss multinational pharmaceutical corporation, from June 2008 to September 2010, EMEA CFO of Novartis OTC from 2006 to 2008. Ms. Monges received an M.B.A. from ESCP Business School. The Board of Directors believes that Ms. Monges’ extensive business experience in the biopharmaceutical industry allows her to make valuable contributions to the Board of Directors.

Adora Ndu has served as a member of our Board of Directors since May 2021. Dr. Ndu has served as the Chief Regulatory Affairs Officer of BridgeBio Pharma Inc., a publicly traded U.S. biotechnology company, since January 2022. From January 2021 to January 2022, Dr. Ndu served as the Group Vice President and Head of Worldwide Research & Development, Strategy, Scientific Collaborations and Policy at BioMarin Pharmaceutical, Inc. (“BioMarin”), a publicly traded U.S. biotechnology company. She previously served in positions of increasing responsibility at BioMarin, as the Vice President, Regulatory Affairs, Policy, Research, Engagement & International from August 2019 to January 2021, Executive Director from September 2017 to July 2019 and Senior Director from February 2017 to September 2019. Prior to joining BioMarin, Dr. Ndu served in various roles at the U.S. Food and Drug Administration from 2008 to 2016, most recently as a Division Director in the Division of Medical Policy Development. Dr. Ndu has served as an adjunct lecturer with the

Johns Hopkins University Masters in Biotechnology Enterprise and Entrepreneurship program since 2019. Dr. Ndu received a Doctor of Pharmacy from Howard University and a Juris Doctor from the University of Maryland Francis King Carey School of Law. The Board of Directors believes that Dr. Ndu’s extensive experience in the biopharmaceutical industry allows her to make valuable contributions to the Board of Directors.

Julie O’Neill has served as a member of our Board of Directors since June 2017. From January 2015 to September 2018, Ms. O’Neill served as the Executive Vice President, Global Operations for Alexion Pharmaceuticals Inc. (“Alexion”), a U.S. pharmaceutical subsidiary of AstraZenica. From 2014 to 2015, Ms. O’Neill was Senior Vice President of Global Manufacturing Operations and General Manager of Alexion Pharma International Trading, a subsidiary of Alexion. Prior to joining Alexion, Ms. O’Neill served in various leadership positions at Gilead Sciences, Inc., a U.S. publicly traded biopharmaceutical company, from 1997 to 2014 including Vice President of Operations and General Manager of Ireland from 2011 to 2014. Prior to Gilead Sciences, Ms. O’Neill held leadership positions at Burnil Pharmacies and Helsinn Birex Pharmaceuticals, Inc., an Irish pharmaceutical company. She is a member of the boards of the National Institute for Bioprocessing Research & Training, ICON plc, an Irish publicly traded clinical research organization, Hookipa Pharma Inc., a U.S. publicly traded biotechnology company, Achilles Therapeutics plc, a British publicly traded biotechnology company, ILC Dover, LP, a U.S. engineering development and manufacturing company, and Angus Chemical Company, a U.S. global specialty and fine chemical company. From January 2019 to October 2019, Ms. O’Neill was engaged by us to serve as a consultant to support CMC activities, including our BLA resubmission for ViaskinTM Peanut. Ms. O’Neill received a Bachelor of Science in Pharmacy from University of Dublin, Trinity College and a Masters of Business Administration from University College Dublin Smurfit School of Business. The Board of Directors believes that Ms. O’Neill’s experience in the life sciences industry and her knowledge of corporate development matters allow her to make valuable contributions to the Board of Directors.

Ravi M. Rao has served as a member of our Board of Directors since May 2021. Dr. Rao has also served as the Chief Medical Officer of Swedish Orphan Biovitrum AB, a global biopharmaceutical specialty company, since August 2020. From October 2019 to August 2020, Dr. Rao served as Chief Medical Officer of Aeglea Biotherapeutics Inc., a U.S. publicly traded clincal-stage company developing enzyme therapies for rare metabolic disease. Prior to that, from 2012 to October 2019, Dr. Rao was a Vice President at GlaxoSmithKline plc, a publicly traded British multinational pharmaceutical company. Dr. Rao received a Bachelor of Arts with Honors from the University of Cambridge, Gonville and Caius College; an MB.BChir from the University of Cambridge; a MRCP from the Royal College of Physicians, London; a CCST in Rheumatology from the General Medical Council, and a Ph.D. from Imperial College London. The Board of Directors believes that Dr. Rao’s experience in clinical development and medical affairs allows him to make valuable contributions to the Board of Directors.

There are no family relationships between or among any of our continuing directors or director nominees. The principal occupation and employment during the past five years of each of our directors and nominee was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or nominee and any other person or persons pursuant to which he or she is to be selected as a director or nominee.

There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Board Diversity

The diversity of our Board is listed below and is reviewed annually by the Board.

Board Diversity Matrix (As of April , 2022)
Total Number of Directors	10
	Female	Male
Part I: Gender Identity
Directors	4	6
Part II: Demographic Background
African American or Black	1	0
Asian	0	1
White	1	4
Did Not Disclose Demographic Background	3

Director Compensation

On May 19, 2021, our shareholders at our ordinary shareholders’ general meeting (the “General Meeting of May 19, 2021”) set the total annual attendance fees to be distributed among non-employee directors at €800,000, which is then distributed according to the amended non-executive director compensation policy. Shareholder authorization for total attendance fees is automatically renewed each year, unless otherwise decided by our shareholders at an ordinary shareholders’ general meeting. See Proposal 11 of the General Meeting of May 19, 2021.

On May 19, 2021, upon recommendation of our Compensation Committee, our Board of Directors approved an amendment to our non-executive director compensation policy to set attendance fees for our non-employee directors at a fixed annual retainer of €100,000 per year, effective as of May 19, 2021 and regardless of whether or not the director is independent. The compensation policy for committee members remains unchanged. Under the policy, the chairman of the Audit Committee will be entitled to an additional retainer of €20,000 per year, the chairman of the Compensation Committee will be entitled to an additional retainer of €10,000 per year, and the other members of our Audit Committee and Compensation Committee, regardless of whether or not the director is independent, will each be entitled to an additional retainer of €5,000 per year.

The following table sets forth information regarding the compensation earned by our non-employee directors for 2021. These amounts were earned and paid in or initially denominated in Euro per the above policy. Unless otherwise indicated, the amounts below were converted using an exchange rate of €1.00 to $1.1827, which represents respectively the average exchange rate for the year ended December 31, 2021, and the exchange rates on the dates of payment. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrére, a representative of BPI France, are each directors, but do not receive any additional compensation for their services as directors.

Director	Fees Earned or Paid in Cash ($) (1)	Warrant awards ($) (2)	All other compensation ($) (3)	Total ($)
Michel de Rosen	$189,322	$47,304	$4,006	$240,632
Torbjorn Bjerke (4)	$33,143	—	$4,865	$38,008
Maïlys Ferrére (5)	—	—	—	—
Michael J. Goller	$103,696	—	$15,222	$118,918
Claire Giraut (6)	$15,721	—	$12,352	$28,073
Viviane Monges	$121,026	$34,594	$3,531	$159,151
Timothy E. Morris (7)	$79,425	$47,304	$11,659	$138,388
Adora Ndu (8)	$67,347	$47,304	$9,886	$124,537
Julie O’Neill	$91,434	—	$13,422	$104,855
Ravi M. Rao (9)	$67,347	$47,304	$9,886	$124,537
Daniel B. Soland	$98,554	$47,304	$14,467	$160,325

(1)	The amounts reported in this column represent the fees earned for service on our Board of Directors and committees of our Board of Directors for 2021.
(2)

The amounts reported in this column reflect the aggregate grant date fair value of such warrants computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). See Note 13 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our non-employee warrants. In accordance with a delegation of authority by the shareholders to the Board of Directors, the acquisition of these non-employee warrants by the participating directors was subject to the payment of a subscription price determined by our Board of Directors and payable in full by the applicable director that was at least equal to the fair market value of an Ordinary Share on the date of grant. Represents purchases of non-employee warrants in June 2021 in the amounts and with respect to the directors listed below:

Michel de Rosen	6,837
Viviane Monges	5,000
Timothy E. Morris	6,837
Adora Ndu	6,837
Ravi M. Rao	6,837
Daniel B. Soland	6,837

These non-employee warrants were purchased at a subscription price of $7.12 per share and have an exercise price of $13.09 per share, each of which price reflects a conversion of euros to US dollars at an exchange rate of $1.2176 to €1.00, which represents the exchange rate at the time of purchase. No gross-ups to cash amounts on account of withholding taxes were paid to such directors and no taxes were paid by the Company on behalf of such directors. Taxes will be payable in full by the participating director upon exercise of their non-employee warrants.

(3)

The amounts reported in this column reflect gross-ups in respect of the fees earned or paid in cash to directors and social contributions in the amount of $2,654 for Mr. de Rosen and $4,679 for Ms. Giraut, each a French resident.

(4)	Dr. Bjerke’s served as a director and Chairperson of our Compensation Committee until the General Meeting of May 19, 2021.
(5)	No remuneration as non-executive director is accepted by Ms. Mailys Ferrère as representative of BPI France.
(6)	Ms. Giraut served as a director and Chairperson of our Audit Committee until her resignation in March 2021.
(7)	Mr. Morris joined our Board of Directors on March 23, 2021.
(8)	Dr. Ndu joined our Board of Directors on May 19, 2021.
(9)	Dr. Rao joined our Board of Directors on May 19, 2021.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2021. None of our non-employee directors held other stock awards or options as of December 31, 2021.

Director	Non-employee warrants awards (#)
Michel de Rosen	15,837
Michael J. Goller	21,500
Viviane Monges	5,000
Timothy E. Morris	6,837
Adora Ndu	6,837
Julie O’Neill	16,000
Ravi M. Rao	6,837
Daniel B. Soland	38,337

Corporate Governance

Board Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined all of our directors, other than Mr. Tassé and Ms. O’Neill, are independent directors within the meaning of the applicable Nasdaq listing standards. In accordance with the Nasdaq Listing Rules, a director shall be considered independent if she/he does not have any relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, in accordance with Nasdaq Listing Rules, to be considered independent, a director shall not be subject to any of the mandatory bars to independence set forth in Rule 5605(a) of the Nasdaq Listing Rules. However, pursuant to French law requirements, only Michel de Rosen, Viviane Monges, Timothy E. Morris, Adora Ndu, Daniel B. Soland and Ravi M. Rao are considered to be “independent directors.” In making such determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities (if any).

Board Structure and Director Election

We currently have ten directors, half of whom are citizens or residents of the United States. Under French law and our by-laws, our Board of Directors must be composed of between three and 18 members. Within this limit, the number of directors is determined by our shareholders. Since January 1, 2017, the number of directors of each gender may not be less than 40%. Any appointment made in violation of this limit that is not remedied will be null and void. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Pursuant to our by-laws, the term of a director is three years, subject to a lesser period which could either be one or two year(s) for the purpose of a staggered board. In accordance with French law, our by-laws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting, and that any vacancy on our Board of Directors resulting from the death or resignation of a director, provided there are at least three directors remaining, may be filled by vote of a majority of our directors then in office provided that there has been no shareholders meeting since such death or resignation. Directors chosen or appointed to fill a vacancy shall be elected by the Board of Directors for the remaining duration of the current term of the replaced director. The appointment must then be ratified at the next shareholders’ general meeting. In the event the Board of Directors would be composed of less than three directors as a result of a vacancy, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors so there are at least three directors serving on the Board of Directors, in accordance with French law.

We believe that the structure of our Board of Directors and its committees provides strong overall governance of our Company. The Chairman of our Board of Directors monitors the content, quality and timeliness of information sent to our Board of Directors and is available for consultation with our Board of Directors regarding the oversight of our business affairs. Mr. de Rosen has served as Chairman of the Board of Directors since March 4, 2019. He is an independent director under the listing standards of Nasdaq. Our Board of Directors believes that, given his perspective and experience in matters of the board and his ability to liaison between our non-independent directors and our independent directors, Mr. de Rosen’s service as our chairman is appropriate and is in the best interests of our Board of Directors, our Company and our shareholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2021, the Board of Directors held 16 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served as required under the charter of our Board of Directors.

We encourage, but do not require, members of our Board of Directors to attend our Annual General Meetings of shareholders. While none of our directors attended our General Meeting of May 19, 2021 in person, given applicable COVID-19-related public health measures that restricted in-person attendance at such meeting, all of our directors attended the General Meeting of May 19, 2021 virtually.

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board of Directors.

Role of the Board in Risk Oversight

Our Board of Directors is primarily responsible for the oversight of our risk management activities and has delegated to the Audit Committee the responsibility to assist our board in this task. While our board oversees our risk management, our management is responsible for day-to-day risk management processes. Our Board of Directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board of Directors and Audit Committee Cybersecurity Oversight

Cybersecurity management is an important focus of our Board of Directors and the Audit Committee. As part of its oversight of risk management, the Audit Committee is briefed regularly by our Chief Financial Officer regarding cybersecurity and information technology risks, controls, and procedures, including the Company’s plans to mitigate cybersecurity and business continuity risks and respond to data breaches and other cybersecurity incidents and any cybersecurity issue that could affect the adequacy and effectiveness of the Company’s internal controls. From time to time, the Audit Committee may receive updates on efforts regarding data loss prevention, regulatory compliance, data privacy, threat and vulnerability management, cyber-crisis management, or other topics, as applicable. The Audit Committee reports such updates to the Board of Directors, as appropriate.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Nominating Committee and a Compensation Committee, each of which operate pursuant to a written charter adopted by our Board of Directors that satisfies the applicable rules and regulation of the SEC and the listing standards of Nasdaq. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, Nasdaq, and SEC rules and regulations.

Subject to the following paragraph concerning the Audit Committee, in accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee.

Name	Audit	Compensation	Nominating and Corporate Governance
Daniel Tassé
Michel de Rosen		Chair	X
Maïlys Ferrère		X	X
Michael J. Goller			Chair
Viviane Monges	Chair
Timothy E. Morris	X
Adora Ndu	X
Julie O’Neill
Daniel B. Soland		X
Ravi M. Rao			X

Below is a description of each committee of the Board.

Audit Committee. In accordance with French law, the Audit Committee has the following responsibilities: (i) it monitors the process of preparing the financial information and, where appropriate, makes recommendations to ensure its integrity, (ii) it monitors the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence, (iii) it issues a recommendation on the statutory auditors proposed for appointment by the general meeting, (iv) it monitors implementation by the statutory auditors of their mission, (v) it ensures that the statutory auditors comply with independence criteria, (vi) it approves the provision of services other than the auditing of accounts referred to in Article L.822-11-2 of the French Commercial Code, (vii) it reports regularly to the Board on the performance of its tasks. It also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information, and the role it played in that process. It immediately informs the Board about any difficulties encountered.

The Audit Committee is composed entirely of independent directors in accordance with applicable law, including the Code and Nasdaq Listing Rules. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one (1) of the directors who is independent must qualify as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K (“Regulation SK”) under the U.S. Securities Act of 1933, as amended, and shall be a member of the Audit Committee as described below. A person who satisfies the definition of “audit committee financial expert” will also be presumed to have financial sophistication. In order to comply with article L.823-19 of the French Commercial Code, such person shall also have an outstanding knowledge in the field of finance, accounting and audit of accounts (compétences particulières en matière financière, comptable ou de contrôle des comptes).

Ms. Monges, Mr. Morris and Ms. Ndu currently serve on our Audit Committee. Ms. Monges is the chairperson of our Audit Committee since March 23, 2021. Our board has determined that each of Ms. Monges, Mr. Morris and Ms. Ndu is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors has further determined that Ms. Monges is an “audit committee financial expert” as defined by SEC rules and regulations and that Mr. Morris qualifies as financially sophisticated under the applicable exchange listing rules.

Our Audit Committee has the following responsibilities:

•	monitoring the process of preparing the financial information and, where appropriate, make recommendations to ensure its integrity;

•

monitoring the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence;

•

issuing a recommendation on the statutory auditors proposed for appointment by the general meeting. This recommendation to our Board of Directors is prepared in accordance with the provisions of Article 16 of (EU) Regulation no. 537/2014; it also issues a recommendation to this body when the renewal of the mandate of the auditor(s) is considered.

Except for renewal, the recommendation must be justified and contain at least two choices while stating a reasoned preference. This recommendation is prepared following a selection procedure led by our Audit Committee. The recommendations and preferences of our Audit Committee are presented at our general meeting held to determine the appointment of the statutory auditor;

•

monitoring implementation by the statutory auditors of their mission and taking account of any findings and conclusions made by the French High Council of Statutory Auditors following controls carried out pursuant to Articles L. 821-9 et seq. of the French Commercial Code;

•

ensuring that the statutory auditors comply with independence criteria; where applicable, our Audit Committee takes the required measures for application of the provisions relating to financial independence set out in Article 4 section 3 of (EU) Regulation no. 537/2014 and ensures compliance with the conditions specified in Article 6 of the same regulation;

•	approving the provision of services other than the auditing of accounts referred to in Article L. 822-11-2 of the French Commercial Code;

•

regularly reporting to our Board of Directors on the performance of its tasks. Our Audit Committee also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information and the role it played in that process. Our Audit Committee immediately informs our Board of Directors about any difficulties encountered; and

•	reviewing and discussing the oversight of cybersecurity and data privacy matters.

In addition to the functions referred to above, our Board of Directors entrusts the following specific missions to our Audit Committee:

With regard to our financial statements:

•	to examine and verify our draft budgets and draft annual and interim financial statements before they are sent to the board of director;

•	to examine the draft comments, announcements and financial communication concerning our financial statements; and

•	to provide a timely opinion to our administrative and financial management upon the latter’s request.

With regard to our cash flow:

•	to examine and verify our general cash flow policy (investments and loans, risk hedging tools) and our cash flow situation.

With regard to risk management:

•	to establish and oversee procedures for the treatment of complaints or submissions identifying concerns regarding accounting, internal accounting controls or auditing matters;

•	to examine the state of significant disputes;

•	to examine off-balance sheet risks and commitments;

•	to examine the relevance of risk monitoring procedures; and

•

to review and oversee all related-party transactions in accordance with our Person Transaction Policy. In addition, the Audit Committee’s mission is to provide its opinion on the repayment of the costs incurred by the members of the Board of Directors on our behalf and to prepare mapping of the legal risks of any kind to which we are exposed.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Audit Committee is available in the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2021, our Audit Committee held ten meetings.

Nasdaq rules require that the Audit Committee have the specific Audit Committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the Audit Committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the Audit Committee, the Audit Committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our Audit Committee may only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. Moreover, Rule 10A-3 also provides that its Audit Committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders appointed KPMG S.A. as one of our independent registered public accounting firms at the 2020 Annual General Meeting for a term of six years ending on the date of the 2026 Annual General Meeting, and the term of office of Deloitte & Associés S.A. (“Deloitte & Associés), our other independent registered public accounting firm, shall expire at the 2023 Annual General Meeting. KPMG S.A. and Deloitte & Associés will remain our statutory auditors for purposes of complying with legal requirements and consistent with the six-year term, it being specified that KPMG S.A. was elected to by our shareholders at the 2020 Annual General Meeting of shareholders and Deloitte & Associés was elected by our shareholders at the 2017 Annual General Meeting of shareholders.

Compensation Committee. Our Compensation Committee assists our Board of Directors in reviewing and making recommendations to our Board of Directors with respect to the compensation of our executive officers and directors. Mr. de Rosen, Ms. Ferrère and Mr. Soland currently serve on the Compensation Committee. Mr. de Rosen is the chairperson of our Compensation Committee. The principal duties and responsibilities of our Compensation Committee include:

•

proposing all elements of the total compensation, including retirement and provident plans, supplemental retirement plans, benefits in kind, and miscellaneous equity compensation for our executive officers and executive committee members;

•

being informed by the company on a regular basis of the recruitment of the principal members of the management of the company other than the Chief Executive Officer, as well as review of the initial offer of and all subsequent changes to the elements of management’s proposed compensation;

•	providing its opinion on the company’s broad strategy in terms of compensation policies;

•	as applicable, proposing directors’ attendance fees to be submitted to the general shareholders’ meeting, as well as their appropriate distribution among board members;

•	providing its opinion on the principles set by us with regard to profit sharing and shareholding; and

•	providing its opinion on funds allocated to board members elected by the employees, if applicable.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Compensation Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2021, our Compensation Committee held eight meetings.

Nominating and Corporate Governance Committee. The principal responsibilities of our nominating and governance committee include (i) preparing proposals for the renewal, replacement or appointment of new directors, in consultation with the Chairman of our Board of Directors, (ii) providing an opinion, with the support of the Chairman of our Board of Directors, on the appointment or replacement of the Chief Executive Officer and/or the Executive Vice Presidents, as the case may be, as well as the members of the Executive Committee and (iii) establishing, when appropriate, with the agreement of the Chairman of our Board of Directors, a succession plan for executive corporate officers. Ms. Ferrère and Messrs. Goller, Rao and de Rosen currently serve on the nominating and governance committee. Ms. Goller is the chairperson of this committee.

Our Nominating Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Nominating Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2021, our Nominating Committee held three meetings.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available on our website at https://www.dbv-technologies.com. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Considerations in Evaluating Director Nominees

As set out in the charter of the Board of Directors, the Nominating Committee works with the Board of Directors to determine periodically, as appropriate, to the extent permitted or required under applicable laws, the qualifications, expertise and characteristics of the Board of Directors, including such factors as business experience and diversity of gender, race, ethnicity, nationality, differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors. The Nominating Committee and the Board of Directors evaluate each individual in the context of the membership of the Board of Directors as a group, with the objective of having a board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of background and experience across various areas. Each director should be an individual of high character and integrity. In determining whether to recommend a director for re-election, the Nominating Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board of Directors and the Company and other relevant qualifications and characteristics.

Each director must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as a director. Any employee director must submit his or her offer of resignation from the Board of Directors in writing to the Chairperson of the Nominating Committee upon termination of employment with the Company. Upon change of his or her principal employer, any non-employee director must submit his or her offer of resignation from the Board of Directors in writing to the Chairperson of the Nominating Committee. The Board of Directors, through the Nominating Committee, will determine whether to accept or reject such resignation and will make a recommendation to the Board of Directors as to whether to accept or reject the offer of resignation, or whether other action should be taken.

Shareholder Communication with the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at +1 857-529-2363. However, any shareholders who wish to address questions regarding our business directly with our Board of Directors, or any individual director, should direct his or her questions in writing to the chairman of our Board of Directors 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France. Communications will be distributed to our Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:

The Audit Committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is available on our website at https://www.dbv-technologies.com. This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for recommending the appointment, compensation, retention, and oversight of the work of KPMG S.A. and Deloitte & Associés, which is ultimately determined by, respectively, the Board of Directors or the shareholders. In fulfilling its responsibilities for the DBV Technologies financial statements for the fiscal year ended December 31, 2021, the Audit Committee of DBV Technologies took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and KPMG S.A. and Deloitte & Associés, our independent registered public accounting firms;

•	Discussed with KPMG S.A. and Deloitte & Associés the matters required to be discussed in accordance with Auditing Standard No. 1301— Communications with Audit committees; and

•

Received written disclosures and the letter from KPMG S.A. and Deloitte & Associés regarding their independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG S.A.’s and Deloitte & Associés’ communications with the Audit Committee and the Audit Committee further discussed with KPMG S.A. and Deloitte & Associés LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG S.A. and Deloitte & Associés, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the DBV Technologies Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Members of the DBV Technologies S.A. Audit Committee

Viviane Monges

Timothy Morris

Adora Ndu

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of our current executive officers and their ages as of March 31, 2022. Officers are elected by our Board of Directors to hold office until their successors are elected and qualified. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Daniel Tassé	62	Chief Executive Officer and Director
Sébastien Robitaille	52	Chief Financial Officer
Dr. Pharis Mohideen	57	Chief Medical Officer

Sébastien Robitaille has served as our Chief Financial Officer since October 2020. He oversees Finance and Information Systems at the Group level and is a member of the Executive Committee. From July 2019 to October 2020 he served as our Chief of Staff responsible for leading our evolution from a development-stage biotechnology company to a potential commercial organization. From December 2017 to December 2019, he served as our Deputy Chief Financial Officer and oversaw the Finance and Information Systems operations. Mr. Robitaille joined us in September 2015 as Senior Vice President, Group Controller & Information Systems. Prior to joining us, Mr. Robitaille worked at Ipsen, a publicly traded French pharmaceutical company, for 15 years, where he held various roles of increasing. Mr. Robitaille holds a Bachelor’s Degree in Business Administration-Finance from Paris School of Business.

Dr. Pharis Mohideen has served as our Chief Medical Officer since July 2019 and is responsible for continuing development efforts of our pipeline and bringing potentially innovative new treatments to patients, if approved. Dr. Mohideen is a member of our Executive Committee. Prior to joining us, from October 2014 to July 2019, Dr. Mohideen served as Chief Medical Officer for Millendo Therapeutics, Inc., a U.S. publicly traded biopharmaceutical company prior to its merger with Tempest Therapeutics, Inc. From June 2012 to October 2014, he served as Vice President of Clinical Development at Shionogi Inc., a Japanese publicly traded pharmaceutical company. Dr. Mohideen received his M.D., M.S. in human physiology and B.A. in biology from the University of Hawaii, as well as his M.S. in clinical investigation from Vanderbilt University.

Mr. Tassé’s biography is set forth above under “Board of Directors and Corporate Governance—Board of Directors.”

Family Relationships

There are no family relationships among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by (i) our Chief Executive Officer (principal executive officer, PEO) and (ii) the two most highly compensated executive officers other than the PEO for the year ended December 31, 2021, or collectively, the named executive officers.

For the year ended December 31, 2021, our named executive officers were:

Daniel Tassé, our Chief Executive Officer and Director;

Sébastien Robitaille, our Chief Financial Officer; and,

Dr. Pharis Mohideen, our Chief Medical Officer.

Name and Principal Position	Year	Salary $	Stock Awards (1) $	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation $	All Other Compensation $		Total (2) $
Daniel Tassé	2021	600,000	—	1,291,836	456,000	83,130	(3)	2,430,966
Chief Executive Officer and Director	2020	600,000	—	959,123	396,000	107,012	(4)	2,062,135
Sébastien Robitaille	2021	260,194	32,347	240,668	78,882	—		612,091
Chief Financial Officer	2020	234,150	39,438	178,523	55,282	2,385	(5)	509,778
Pharis Mohideen	2021	466,796	56,284	450,190	141,906	81,603	(6)	1,196,778
Chief Medical Officer	2020	440,000	73,649	333,943	99,704	85,556	(7)	1,032,851

(1)

The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 13 of our Annual Report on Form 10-K as filed with the SEC on March 9, 2022.

(2)

Amounts relating to compensation in 2021 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1827, which represents the average exchange rate for the year ended December 31, 2021, and amounts relating to compensation in 2020 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1422, which represents the average exchange rate for the year ended December 31, 2020.

(3)	Includes $34,700 in Company contributions to benefit plans, $39,066 in life insurance premiums, $5,389 in tax gross-up payments or reimbursements, and $3,975 in commuting expenses.
(4)	Includes $6,750 in Company contributions to benefit plans, $41,546 in life insurance premiums, $40,905 in tax gross-up payments or reimbursements, and $17,811 in commuting expenses.
(5)	Includes $2,385 in commuting expenses.
(6)	Includes $34,700 in Company contributions to benefit plans, $39,260 in life insurance premiums, and $7,643 in commuting expenses.
(7)	Includes $26,000 in Company contributions to benefit plans, $41,546 in life insurance premiums, and $18,009 in commuting expenses.

Outstanding Equity Awards at Fiscal Year End 2021

		Option Awards (1)					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)		Option exercise price (2)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested (3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (3)
Daniel Tassé	11/29/18	—	350,000	(4)	11.70	11/29/28	—		—	—		—
	05/24/19	—	150,000	(4)	10.08	05/24/29	—		—	—		—
	11/24/20	68,500	205,500		3.06	11/24/30	—		—	—		—
	11/22/21	—	274,000		3.99	11/22/31	—		—	—		—
Sebastien Robitaille	06/22/18	—	—		—	11/24/30	—		—	15,000	(5)	$51,969
	05/10/19	—	—		—	05/24/29	—		—	20,000	(5)	$69,292
	11/24/20	12,750	38,250		3.06	11/24/30	6,225	(6)	$21,567	—		—
	11/22/21	—	51,000		3.99	11/22/31	5,000	(6)	$17,323	—		—
Pharis Mohideen	07/22/19	—	75,000	(4)	11.16	07/22/29
	11/24/20	23,850	71,550		3.06	11/24/30	11,625	(6)	$40,276	3,875		$13,425
	11/22/21	—	95,400		3.99	11/22/31	8,700	(6)	$30,142

(1)

25% of the shares subject to each option vest 12 months after grant, with the remaining shares vesting in six equal semi-annual installments thereafter, subject to each option holder’s continued service through each such vesting date.

(2)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants.
(3)

Determined by reference to €3.059, the closing price per Ordinary Share on Euronext Paris on December 31, 2021 and an applicable exchange rate of €1.00 = $1.1326, which represents the exchange rate as of December 31, 2021.

(4)	In addition to the vesting schedule in footnote (1), vesting of these options are subject to the achievement of clinical development-related performance conditions.
(5)

The service conditions have been met as of December 31, 2021 for the awards granted on June 22, 2018 and May 10, 2019. The release of free shares is subject to the achievement of clinical development-related performance conditions.,

(6)

25% of these restricted stock units (“RSUs”) vest 12 months after grant date, and the remaining RSUs vest in six equal semi-annual installments thereafter, subject to the holder’s continued service through each such vesting date.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy and Strategy

We are a clinical-stage specialty biopharmaceutical company focused on changing the field of immunotherapy by developing a novel technology platform called Viaskin. Our therapeutic approach is based on epicutaneous immunotherapy, or EPIT™, our proprietary method of delivering biologically active compounds to the immune system through intact skin using Viaskin™, an epicutaneous patch (i.e., a skin patch). We have generated significant data demonstrating that Viaskin’s mechanism of action is novel and differentiated, as it targets specific antigen-presenting immune cells in the skin, called Langerhans cells, that capture the antigen and migrate to the lymph node in order to activate the immune system without passage of the antigen into the bloodstream, minimizing systemic exposure in the body. We are advancing this unique technology to treat patients, including infants and children, suffering from food allergies, for whom safety is paramount, since the introduction of the offending allergen into their bloodstream can cause severe or life-threatening allergic reactions, such as anaphylactic shock. We believe Viaskin may offer convenient, self-administered, non-invasive immunotherapy to patients.

Our most advanced product candidate is Viaskin Peanut, which has been evaluated in nine clinical trials, including four Phase II trials and two Phase III trials, as a potential therapy for children ages four to eleven with peanut allergy. We also have an ongoing Phase III trial of Viaskin Peanut in children ages one to three with peanut allergy.

We have two earlier-stage food allergy programs: Viaskin Milk, which is in Phase II of clinical development, and Viaskin Egg, which is in preclinical development. We are also exploring potential applications of our Viaskin platform in vaccines and other immune diseases such as Eosinophilic Esophagitis, or EoE.

As a global biopharmaceutical company, we structure our compensation program to attract global talent. The overall objectives of our executive compensation policies and programs are to:

•	attract, retain and motivate superior executive talent;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention;

•	align our executives’ interests with those of our stockholders;

•	link pay to company performance; and

•

offer pay opportunities that are competitive with the biopharmaceutical market in which we compete in order to recruit and retain top talent, while maintaining reasonable cost and dilution to our shareholders.

In establishing specific compensation levels for our executive officers, we consider benchmarking information provided from our independent compensation consultant.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based incentives and long-term incentive compensation. Our compensation philosophy with respect to these elements is as follows:

•	Base salary (fixed cash):

•	Reflects level of expertise and competencies. It is aligned and competitive with local and country standards.

•	Reviewed annually based on a number of factors including individual performance, external benchmark and the execution of the mission specified in the job description.

•	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.

•	Annual non-equity performance incentive plan (at risk cash):

•	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives

•

Bonus opportunities are dependent on the achievement of specific corporate objectives established at the beginning of the year by the Board of Directors and individual performance objectives that relate to the officer’s role and expected contribution toward reaching our corporate goals.

•

Actual bonus amounts earned are determined after the end of the year, based on achievement of the designated corporate performance objectives (which allow for 0% to 150% achievement) and, where applicable, individual performance objectives. Any corporate achievement of less than 50% results in no annual incentive compensation for our executive officers.

•

For 2021, the Compensation Committee determined that our company had achieved 76% of the corporate objectives established by the board. See Annex D for further information on our achievement of corporate objectives.

•	Long-term incentives (at-risk equity):

•

Value in the biotechnology industry is often created over a few years. We seek to align employee’s compensation with long term company value creation. We believe that our ability to grant equity awards is a credible and effective compensation tool.

•	Equity incentives aim at attracting and retaining talent at all levels of the organization by providing an extra layer of incentives to employees and promoting our growth as a collective achievement.

•

Includes a mix of Stock-Options (“SOs”) and RSUs. The relative ratio of SOs to RSUs increases as a function of organizational seniority, such that our executive officers receive upwards of 80% of their LTIs as SOs, which we believe is consistent with our peer companies and particularly our U.S. peer companies.

•

Annual equity opportunities are generally reviewed and determined annually or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as an incentive for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity among executives and market data provided by our independent compensation consultant.

•

We focus on time-vesting awards. Time based vesting over four years (25% at month 12, and 12.5% every six months afterwards) allows for retention that is aligned to the biotechnology industry’s longer time horizon for value creation and is competitive with market practices. Further, our focus on time-vesting awards allow us to most optimally allocate our resources by enabling us to shift resources towards the most promising opportunities for shareholder value creation.

The Compensation Committee aims to structure a significant portion of the named executive officers’ total target compensation to be comprised of performance-based bonus opportunities and LTIs, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate objectives. In evaluating our executive compensation policies and programs, as well as the short-term and long-term value of our executive compensation plans, we consider both the performance and skills of each of our executives, as well as the compensation paid to executives at similar companies with similar responsibilities. We focus on providing a competitive compensation package which provides significant short-term and long-term incentives for the achievement of measurable corporate objectives. We believe this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.

Chief Executive Officer Compensation

In 2021, the elements of our chief executive officer’s compensation were:

•

Base salary: Mr. Tassé’s annual base salary has remained at $600,000 since joining our company in November 2018. This amount is between the 50th and 75th percentile of the market data compiled by our independent compensation consultant, in order to remain competitive with the companies with whom we compete.

•	Annual incentive award: For 2021, our Board of Directors determined that the company had achieved 76% of the corporate objectives established by the Board.

•

LTIs: In 2021, the Board granted Mr. Tassé a SO to purchase 274,000 Ordinary Shares, which represented approximately 0.50% of our outstanding capital, which aligned to market practice of 0.45 to 0.55% at the median of our comparable companies. Such SOs have a four-year vesting schedule (25% at month 12, and 12.5% every 6 months afterwards) and a 10-year exercise window, subject to Mr. Tassé’s continued service at our company.

Executive Compensation Arrangements

For a discussion of our employment arrangements with our executive officers, see “Certain Relationships and Related Person Transactions—Related-Party Transactions—Agreements with Our Directors and Executive Officers.” Except as disclosed therein, there are no arrangements or understanding between us and any of our other executive officers providing for benefits upon termination of their employment, other than as required by applicable law.

French “Say-on-Pay” Requirements Related to Executive Compensation

French legal background on say-on-pay requirements

French laws applicable to our company require that all type of compensation to be granted or that have been granted to certain corporate officers (Chairman of the Board, directors, chief executive officers, deputy chief executive officers, if any) be presented and approved shareholders at our annual shareholders’ general meeting, on one hand for the compensation policy applicable these corporate officers for the coming year (Ex Ante Vote) and on the other hand the compensation that was granted to these executive officers for the past year (Ex Post Vote).

No compensation component, of any nature whatsoever, may be determined, allocated or paid by our company, nor any commitment made by our company if it is not in accordance with the approved compensation policy or, in its absence, with the compensation or practices existing within our company.

The determination, review and implementation of the compensation policy for each of the corporate officers is carried out by the Board on the recommendation of the Compensation Committee. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.

Ex Ante Vote

Our Board of Directors shall draw up a remuneration policy that is made in accordance with our corporate purposes, that shall contribute to our company’s sustainability and that shall be part of our company’s business strategy. It shall comprise all type of remunerations to be granted to corporate officers (whether fixed, variable or exceptional) and shall explain how it has been determined and how it is implemented by our company. Such compensation policy shall be approved by our shareholders at our annual shareholders’ meeting.

As part of the decision-making process followed for the determination and review of the compensation policy, the conditions of compensation and employment of our company’s employees were taken into account by the Compensation Committee and the Board.

In proposing the structure of this compensation, the Compensation Committee also relies on studies indicating market practices for comparable companies. These studies are based on a sample of companies with common characteristics in terms of size, workforce, market capitalization, clinical stage or geographic footprint.

The Compensation Committee ensures that none of the components of remuneration is disproportionate and analyses the remuneration as a whole, taking into account all of its components.

In the event of a change in governance, the compensation policy will be applied our new executive officers, with necessary adjustments where applicable.

Such compensation policy is described in our annual corporate governance report, a portion of which, translated to English, is included as Annex B to this Proxy Statement and which was incorporated in Section 4 of our 2021 Universal Registration Document (URD) filed with the French Market Authority on March 9, 2022 under number D22-0081.

Ex Post vote

The annual ordinary shareholders’ meeting must decide each year on the remuneration awarded or paid during the financial year to the corporate officers. This “ex-post” vote concerns two sets of resolutions, one concerning all corporate officers, the other concerning only some of them.

Our annual shareholders’ meeting shall then approve fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers.

With regard to the vote on the information concerning all corporate officers, and in the event that the proposed resolution is rejected, the Board of Directors must submit a revised remuneration policy for approval at the next general meeting; the payment of sums allocated for the current financial year to the directors as remuneration for their activity is suspended until this approval. A further negative vote on the resolution on the new remuneration policy will result in a permanent ban on the payment of the suspended remuneration.

A description of our corporate officers’ compensation for the previous financial year is included in Annex C, Part 1 and Part 2 to this proxy statement.

With regard to the vote on the fixed, variable, and exceptional components of the total compensation and benefits of any kind paid or granted during the past financial year to the Chairman of the Board of Directors and the chief executive officer, and if the proposed resolution is rejected by the general meeting, the remuneration components remain in place, but the variable and exceptional remuneration components may not be paid to the said corporate officer

A description of the compensation paid to Mr. Michel de Rosen and Mr. Daniel Tassé for the previous financial year is included in Annex C, Part 2 to this proxy statement.

Limitations on Liability and Indemnification Matters

Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by the company or through liability insurance.

We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act and we intend to enter into agreements with our directors and executive officers to provide contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements will provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.

These agreements may discourage shareholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these insurance agreements.

Certain of our non-employee directors may, through their relationships with their employers or partnerships, be insured against certain liabilities in their capacity as members of our Board of Directors.

Equity Compensation Plan Information

Shares Authorized for Delivery under Equity Compensation Plans—

The following table provides information about our Ordinary Shares that may be issued (or transferred) under our equity compensation plans at December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Non-Employee Warrants (BSA)	256,693	€47.51	—
Stock options (OSA)	3,631,210	€15.25	3,024,882
Restricted Stock Units	1,240,520	N/A	824,615
Equity compensation plans not approved by security holders:
None

(1)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in Euros, as the Company is incorporated in France and the Euro is the currency used for the grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Ordinary Shares as of March 31, 2022 for:

•	each beneficial owner of more than 5% of our Ordinary Shares;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2022 are considered outstanding. These Ordinary Shares, however, are not included in the computation percentage ownership of any other person. Applicable percentage ownership is based on 55,096,537 Ordinary Shares outstanding as of March 31, 2022.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o DBV Technologies S.A., 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders
Entities affiliated with Baker Bros. Advisors LP (1)	11,614,670	21.1%
Entities affiliated with Caisse de Dépôts et Consignations (2)	4,668,702	8.5%

Named Executive Officers, Directors and Director Nominees
Daniel Tassé (3)	102,750	*
Sébastien Robitaille (4)	37,437	*
Pharis Mohideen (5)	41,587	*
Michel de Rosen (6)	39,407	*
Maïlys Ferrère	—	—
Michael J. Goller (7)	21,500	*
Viviane Monges (8)	5,600	*
Timothy E. Morris (9)	6,837	*
Adora Ndu (10)	6,837	*
Julie O’Neill (11)	16,000	*
Ravi M. Rao (12)	6,837	*
Daniel B. Soland (13)	43,337	*
All current directors and current executive officers as a group (12 persons) (14)	328,129	*

*	Represents beneficial ownership of less than 1% of our outstanding Ordinary Shares.
(1)

Based on information provided in a Form 3 filed by Baker Bros. Advisors LP on January 11, 2021. Consists of (a) 4,286,038 ordinary shares held in the aggregate by 667, L.P. , Baker Brothers Life Sciences Capital, L.P. and Baker Brothers Life Sciences, L.P. (collectively, the “Baker Bros. Holders”), (b) 14,614,264 ADSs representing 7,307,132 Ordinary Shares held by the Baker Bros. Holders and (c) 21,500 Ordinary Shares issuable upon the exercise of warrants (the “Baker Bros. Warrants”) that are immediately exercisable or exercisable within 60 days of March 31, 2022, subject to French law. As a result of their ownership interest in (i) Baker Biotech Capital, L.P. and (ii) 667, Julian C. Baker and Felix J. Baker each may be deemed to have an indirect pecuniary interest in Ordinary Shares or ADS, as applicable, directly held by 667, a limited partnership of which the sole general partner is Baker Biotech Capital, L.P., a limited partnership of which the sole general partner is Baker Biotech Capital (GP), LLC, due to their interest in 667 and Baker Biotech Capital, L.P.’s right to receive an allocation of a portion of the profits from 667. As a result of their ownership interest in (i) Baker Brothers Life Sciences Capital, L.P. and (ii) Baker Brothers Life Sciences, L.P, (“Life Sciences”, and together with 667, the “Funds”), Julian C. Baker and Felix J. Baker may be deemed to have an indirect pecuniary interest in Ordinary Shares or ADS, as applicable, directly held by Life Sciences, a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital, L.P., a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital (GP), LLC, due to their interest in Life Sciences and Baker Brothers Life Sciences Capital, L.P.’s right to receive an allocation of a portion of the profits from Life Sciences. Baker Bros. Advisors LP (the “Adviser”) serves as the investment adviser to the Funds. In connection with the services provided by the Adviser, the Adviser receives an asset-based management fee that does not confer any pecuniary interest in the securities held by the Funds. Baker Bros. Advisors (GP) LLC (the “Adviser GP”) is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are managing members of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Funds. The general partners of the Funds relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds. Julian C. Baker, Felix J. Baker, the Adviser GP and the Adviser disclaim beneficial ownership of the securities held directly by the Funds except to the extent of their pecuniary interest therein. Michael Goller, a full-time employee of the Adviser currently serves on DBV’s Board of directors as a representative of the Funds. The policy of the Funds and the Adviser does not permit full-time employees of the Adviser to receive compensation for serving as directors of the Issuer, and the Funds are instead entitled to the pecuniary interest in the Baker Bros. Warrants. Michael Goller has no voting or dispositive power and no pecuniary interest in the Baker Bros. Other than through their control of the Adviser, Felix J. Baker and Julian C. Baker have neither voting nor dispositive power and have no direct pecuniary interest in the Baker Bros. Warrants held by Michael Goller. The Funds are instead entitled to the pecuniary interest in the Baker Bros. Warrants held by Michael Goller. The Adviser has voting and investment power over the Baker Bros. Warrants held by Michael Goller. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, New York 10014.
(2)

The information shown is based, in part, on an declaration Schedule 13D/A filed jointly by (i) Bpifrance Participations S.A., a société anonyme incorporated under the laws of the Republic of France (“BpiP”), (ii) Innobio FPCI, a fonds professionnel de capital investissement (“Innobio”), (iii) Bpifrance Investissement S.A.S., a French management company (société de gestion) (“BpiI”), (iv) CDC Croissance S.A., a société anonyme incorporated under the laws of the Republic of France (“CDCC”), (v) the Caisse des Dépôts, a French special public entity (établissement spécial) (“CDC”), (vi) EPIC Bpifrance, a French public institution of industrial and commercial nature (“EPIC”), and (vii) Bpifrance S.A. (“BPI”), a société anonyme incorporated under the laws of the Republic of France, on February 12, 2021. Consists of 4,442,569 Ordinary Shares directly held by BpiP and 226,133 Ordinary Shares directly held by Innobio. BpiP is a subsidiary owned at 99.99% by BPI. CDC and EPIC each hold 49.2% of the share capital of BPI and jointly control BPI. Innobio is managed by BpiI. BpiI is a wholly-owned, indirect subsidiary of BpiP. Neither BPI, EPIC nor BpiI hold any Ordinary Shares directly. BpiI may be deemed to be the beneficial owner of 226,133 Ordinary Shares, through its management of Innobio. BPI may be deemed to be the beneficial owner of 4,442,569 Ordinary Shares held by BpiP, indirectly through its 99.99% ownership of BpiP. CDC and EPIC may be deemed to be the beneficial owners of 4,442,569 Ordinary Shares held by BpiP, indirectly through their joint ownership and control of BPI. The principal address for CDC Croissance is 209, rue de l’Université, 75007 Paris. The principal address for CDC is 56, rue de Lille, 75007 Paris, France. The principal address for Bpifrance Participations, Innobio, Bpifrance Investissement, EPIC and Bpifrance is 27-31, avenue du Général Leclerc, 94710 Maisons-Alfort Cedex, France.

(3)

Consists of 102,750 shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2022. Mr. Tassé also holds 418,750 options for which the service-based vesting conditions have been or will be met within 60 days of March 31, 2022 but that are subject to additional clinical-develoment related performance-based vesting conditions and will not fully vest within 60 days of March 31, 2022.
(4)

Consists of (a) 17,275 shares, (b) 72,175 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2022, and (c) 19,125 shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2022. Mr. Robitaille also holds 35,000 RSUs for which the service-based vesting conditions have been met, but that are subject to additional clinical development-related performance-based vesting conditions and will not fully vest within 60 days of March 31, 2022.

(5)

Consists of (a) 3,875 shares, (b) 1,937 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2022, and (c) 35,775 shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2022. Mr. Mohideen also holds 46,875 options for which the service-based vesting conditions have been or will be met within 60 days of March 31, 2022 but that are subject to additional clinical development-related performance-based vesting conditions and will not fully vest within 60 days of March 31, 2022.

(6)	Consists of (a) 23,570 shares and (b) 15,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(7)

Consists of shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law. Mr. Goller has neither voting nor dispositive power and has no direct pecuniary interest in these securities. He has entered into an agreement with Baker Bros. Advisors LP related to his beneficial ownership of our securities, as disclosed in a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on October 11, 2019.

(8)	Consists of (a) 600 shares and (b) 5,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(9)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(10)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(11)	Consists of 16,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(12)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(13)	Consists of (a) 5,000 shares and (b) 38,337 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, subject to French law.
(14)

Consists of (a) 50,320 shares, (b) 157,650 shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2022, (c) 117,185 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 31, 2022, and (d) 2,974 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2022 subject to French law.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, all such persons filed the required reports on a timely basis during 2021, except that a late Form 3 was filed on behalf of Michel de Rosen, which was due January 11, 2021 but was filed on January 12, 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a related-party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-party transactions. For purposes of our policy only, a related-party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants, which are not (1) in the ordinary course of business, (2) at arms’ length, and (3) in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. For purposes of this policy, a related party is any executive officer, director (or nominee for director) or beneficial owner of more than five percent (5%) of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-party transaction, including any transaction that was not a related-party transaction when originally consummated or any transaction that was not initially identified as a related-party transaction prior to consummation, our management must present information regarding the related-party transaction to our Board of Directors for review, consideration and approval. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third-party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related-party transactions, our board, or to the extent permitted by applicable law an independent body of our board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event that the related party is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•

the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The policy requires that, in determining whether to approve, ratify or reject a related-party transaction, our Board of Directors, or if permitted by applicable law an independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Board of Directors, or if permitted by applicable law an independent body of our Board of Directors, determines in the good faith exercise of its discretion.

Related-Party Transactions

Since January 1, 2020 we have engaged in the following transactions with our directors, executive officers and holders of more than five percent (5%) of our outstanding voting securities and their affiliates, which we refer to as our related parties.

Participation in February 2020 Underwritten Global Offering

As part of our February 2020 underwritten global offering, two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased an aggregate of 664,419 Ordinary Shares at the public offering price of €18.63 per Ordinary Share. The following table sets forth the aggregate number of Ordinary Shares that two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased:

Related Party	Number of Ordinary Shares
Entities affiliated with Baker Bros. Advisors LP (1)	450,000
Bpifrance Participations S.A.	214,419

(1)	Consists of 450,000 Ordinary Shares issued to Baker Brothers Life Sciences, L.P.

Registration Rights

In March 2018, we entered into a registration rights agreement, or the Registration Rights Agreement, with entities affiliated with Baker Bros. Advisors LP, or Baker Brothers, pursuant to which Baker Brothers is entitled to rights with respect to the registration under the Securities Act of Ordinary Shares and ADSs, including Ordinary Shares or ADSs issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) owned or subsequently acquired by Baker Brothers. These rights include demand registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations will be borne by us and all selling expenses, including underwriting commissions, will be borne by Baker Brothers. Under the terms of the Registration Rights Agreement, we are required, upon the request of Baker Brothers, to file a registration statement covering, and use our reasonable best efforts to effect, the registration of the Ordinary Shares, including in the form of ADSs, requested to be registered for public resale. In addition, if we register our securities either for our own account or for the account of other security holders under certain circumstances more than six months following the completion of our March 2018 underwritten global offering, Baker Brothers is entitled to include its Ordinary Shares or ADSs in such registration. Subject to certain exceptions, we and the underwriters may limit the number of Ordinary Shares or ADSs included in an underwritten offering conducted pursuant to the terms of the Registration Rights Agreement if the underwriters believe that including such securities would adversely affect the offering. The registration rights granted under the Registration Rights Agreement will terminate ten years after the date of the Registration Rights Agreement.

Agreements with Our Directors and Executive Officers

Employment and Consulting Arrangements

Daniel Tassé. In November 2018, we entered into an executive agreement (as French “mandataire social”) with Mr. Daniel Tassé, our current Chief Executive Officer. He is entitled to an annual base salary. Mr. Tassé is also eligible to receive equity grants as our Board of Directors may determine and to participate in our bonus plan.

In December 2018, our Board of Directors fixed the performance criteria in the event of termination of Mr. Daniel Tassé’s duties as our Chief Executive Officer. He will benefit from a severance package if all the following objectives are achieved: (i) Viaskin Peanut is approved in a major market; (ii) an EPIT pipeline with three ongoing clinical trials is built; and (iii) six months cash runway is achieved, as defined by the last quarter of spend on the day of severance. Compliance with these performance conditions will be established by our Board of Directors prior to any payment.

In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of: (i) 18 months of Mr. Tassé’s base salary and (ii) the target bonus at a 100% achievement level.

In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, those same amounts will be paid in a lump sum.

Sébastien Robitaille. In September 2015, we entered into an employment agreement with Mr. Robitaille, our then Senior Vice President, Group Controller & Information Systems and current Chief of Staff. In December 2020, Mr. Robitaille was promoted to Chief Financial Officer. Mr. Robitaille is entitled to an annual base salary. Mr. Robitaille is also eligible to receive equity grants as our board may determine and to participate in our bonus plan

Dr. Pharis Mohideen. In July 2019, we entered into an employment agreement with Mr. Mohideen, our Chief Medical Officer. Mr. Mohideen is entitled to an annual base salary. Mr. Mohideen is also eligible to receive equity grants as our board may determine and to participate in our bonus plan. In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of 12 months of Mr. Mohideen’s base salary. In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, Mr. Mohideen will be paid in an amount equal to the sum of: (i) 12 months of Mr. Mohideen’s base salary and (ii) the target bonus at a 100% achievement level.

Director and Executive Officer Compensation

See “Board of Directors and Corporate Governance” and “Executive Compensation” for information regarding compensation of directors and executive officers.

Equity Awards

See “Board of Directors and Corporate Governance” and “Executive Compensation” for further information regarding equity awards to directors and executive officers.

Bonus Plans

All our executive officers are entitled to a bonus ranging between 50% and 150% based on yearly objectives determined by our Board of Directors upon recommendation of our Compensation Committee.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. See “Executive Compensation—Limitations on Liability and Indemnification Matters” above.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

AUDIT FEES AND SERVICES

The following tables presents fees for professional audit services rendered by KPMG S.A. and Deloitte & Associés for the audit of the Company’s annual financial statements for the years ended December 31, 2020 and December 31, 2021 as well as fees billed for other services rendered by KPMG S.A. and Deloitte & Associés during those periods.

The amounts relating to audit fees and services in 2021 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1827, which represents the average exchange rate for the year ended December 31, 2021, and those relating to audit fees and services in 2020 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1422, which represents the average exchange rate for the year ended December 31, 2020.

The following table presents aggregate fees billed to the Company for the years ended December 31, 2021 and December 31, 2020 by Deloitte & Associés:

	Fiscal Year Ended
(in thousands of dollars)	2021	2020
Audit Fees	$552,000	$639,000
Audit-related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$552,000	$639,000

The following table presents aggregate fees billed to the Company for the years ended December 31, 2021 and December 31, 2020 by KPMG S.A.

	Fiscal Year Ended
(in thousands of dollars)	2021	2020
Audit Fees	$553,000	$434,000
Audit-related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$553,000	$434,000

There were no “Audit Related Fees”, “Tax Fees” or “All Other Fees” billed or paid during 2021 or 2020.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has responsibility for appointing, setting compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has adopted a policy governing the pre-approval of all audit and permitted non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence from us and our management. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval from the Audit Committee, it requires specific pre-approval by the Audit Committee. The payment for any proposed services in excess of pre-approved cost levels requires specific pre-approval by the Audit Committee.

Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chairperson of the Audit Committee. The decisions of the chairperson to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to the management.

The Audit Committee has considered the non-audit services provided by KPMG S.A. and Deloitte & Associés as described above and believes that they are compatible with maintaining KPMG S.A.’s and Deloitte & Associés’s independence as our independent registered public accounting firm.

PROPOSAL NOS. 1 TO 4:

APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS, ALLOCATION OF INCOME AND ALLOCATION OF ACCUMULATED DEFICIT

Proposal No. 1

In accordance with French Law, our Board is required to present our annual statutory financial statements for the year ended December 31, 2021 to the shareholders at the Annual General Meeting. Shareholders who raise questions in relation to the statutory financial statements can submit questions for the Board in advance of the Annual General Meeting to investors@dbv-technologies.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses on our website as soon as practical after the Annual General Meeting.

In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the statutory financial statements for the year ended December 31, 2021.

The 2021 statutory financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 2

In accordance with French Law, our Board is required to present our consolidated statutory financial statements for the year ended December 31, 2021 to the shareholders at the Annual General Meeting. Shareholders who raise questions in relation to the consolidated statutory financial statements can submit questions for the Board in advance of the Annual General Meeting to investors@dbv-technologies.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses on our website as soon as practical after the Annual General Meeting.

In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the consolidated statutory financial statements for the year ended December 31, 2021.

The 2021 consolidated statutory financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 3

In accordance with French Law, our Board is required to present the proposed allocation of income for financial year ended December 31, 2021 to the shareholders at the Annual General Meeting. The Board proposes to fully allocate the whole of the loss for the financial year ended December 31, 2021, totaling € (81,240,026.40), to the “losses brought forward” line, which would result in a debit amount of € (81,240,026.40).

No distribution of dividends or income has occurred in the past three financial years.

Proposal No. 4

The Board proposes to charge the whole of the retained earnings account for the financial year ended December 31, 2021, totaling € (81,240,026.40), to the “share premium” account, which would consequently change from a credit balance of € 165,951,648.94 to a balance of €84,711,622.54.

The retained earnings account would be completely cleared.

For the full text of Proposal Nos. 1 to 4, please see Annex A.

Vote Required

Proposal Nos. 1 to 4 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSAL NOS. 1 TO 4

PROPOSAL NO. 5

STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS AND ACKNOWLEDGMENT OF THE ABSENCE OF THE NEW REGULATED AGREEMENTS

In accordance with French law, our Board is required to present to the Annual General Meeting the annual report of our statutory auditors on new related party transactions entered into either during the last financial year or at the beginning of the current financial year, it being specified that no new agreements referred to in Article L. 225-38 of the French Commercial Code were entered into in 2021 and early 2022. By approving Proposal No. 5, shareholders will acknowledge that there were no related person transactions within the meaning of Articles L. 225-3 et seq. of the French Commercial Code entered into during 2021.

For the full text of Proposal No. 5, please see Annex A.

Vote Required

Proposal No. 5 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 5.

PROPOSAL NOS. 6 TO 8

RENEWAL OF TERM OF MICHEL DE ROSEN, RENEWAL OF TERM OF TIMOTHY E. MORRIS, RENEWAL OF TERM OF DANIEL B. SOLAND AS DIRECTORS

Proposal 6

Mr. Michel de Rosen is currently a member of our Board and has been nominated for re-election as director. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the general meeting occurring in 2025, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. de Rosen has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. de Rosen’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 7

Mr. Timothy E. Morris is currently a member of our Board and has been nominated for re-election as director. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the general meeting occurring in 2025, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. Morris has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Morris’ biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 8

Mr. Daniel B. Soland is currently a member of our Board and has been nominated for re-election as director. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the general meeting occurring in 2025, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. Soland has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Soland’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Vote Required

Proposal Nos. 6 to 8 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSAL NOS. 6 TO 8

PROPOSAL NOS. 9 AND 10:

APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS AND FOR THE DIRECTORS AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER

Proposal 9

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chairman of the Board of Directors and to the directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 10

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chief Executive Officer for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

For the full text of Proposal Nos. 9 and 10, please see Annex A.

Vote Required

Proposal Nos. 9 and 10 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSAL NOS. 9 AND 10

PROPOSAL NO. 11:

ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non-binding advisory basis, the compensation of our named executive officers other than the Chief Executive Officer (as disclosed under “Executive Compensation” and the tables that follow). Shareholder approval of the compensation of our Chief Executive Officer is required as a matter of French law and is addressed by Proposal No. 10.

We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This resolution, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our 2021 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Although this is an advisory vote which will not be binding on our Compensation Committee or Board of Directors, our Compensation Committee and Board of Directors will carefully review the results of the shareholder vote. Our Compensation Committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our Board of Directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2021 as outlined in this proxy statement, by voting “FOR” Resolution 11.

For the full text of Resolution 11, please see Annex A.

Vote Required

Proposal No. 11 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 11

PROPOSAL NO. 12:

APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE

In accordance with Article L.22-10-34 of the French Commercial Code, our Board is required to present to shareholders the information referred to in Article L.22-10-9 I of the French Commercial Code mentioned in the corporate governance report included in the 2021 universal registration document filed with the AMF on March 9, 2022.

For a description of such information referred to in I of article L.22-10-9 of the French Commercial Code, please refer to Annex C, Part 1 and Part 2.

For the full text of Proposal No. 12, please see Annex A.

Vote Required

Proposal No. 12 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 12.

PROPOSAL NO. 13:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors.

For a description of such information relating to Michel de Rosen, please refer to Annex C, Part 2. For the full text of Proposal No. 13, please see Annex A.

Vote Required

Proposal No. 13 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 13.

PROPOSAL NO. 14:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer.

For a description of such information relating to Daniel Tassé, please refer to Annex C, Part 2.For the full text of Proposal No. 14, please see Annex A.

Vote Required

Proposal No. 14 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 14.

PROPOSAL NO. 15

AUTHORIZATION TO BUY BACK COMPANY SHARES

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares to use as acquisition consideration and/or to underlie incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.

The Board proposes the shareholders authorize it, for a period of 18 months, pursuant to Articles L. 225-209 et seq. of the French Commercial Code, to buy back, on one or more occasions and at the times of its choosing, company shares up to the limit of 5% of the number of shares comprising the share capital, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the twenty-second ordinary resolution of the General Meeting of May 19, 2021.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context, the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the company’s shares, pursuant to current regulations; or

•	where applicable, cancel the shares acquired, subject to the authorization granted under the twenty-third resolution of the General Meeting of May 19, 2021.

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors. The Board may not, without the prior authorization of the shareholders’ meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The Company does not intend to use options or derivatives.

The maximum purchase price is set at €50 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the abovementioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The maximum transaction amount is set at €150,000,000 (excluding charges).

The Annual General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

For the full text of Proposal No. 15, please see Annex A.

Vote Required

Proposal No. 15 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 15.

PROPOSAL NO. 16:

AUTHORIZATION TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L. 22-10-62 OF THE FRENCH COMMERCIAL CODE, SUSPENSION DURING A PUBLIC OFFERING PERIOD

The shareholders are asked to grant all powers to the Board of Directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Resolution 15. The shares to be canceled pursuant to this authorization shall not exceed 5% of our share capital in any 24-month period.

The Board proposes the shareholders authorize the Board of Directors to, for a period of 18 months, pursuant to Article L. 22-10-62 of the French Commercial Code:

•

cancel, at its discretion, on one or more occasions, up to 5% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force; and

•	carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the company’s Bylaws and fulfilling all formalities required.

For the full text of Proposal No. 16, please see Annex A.

Vote Required

Proposal No. 16 requires the affirmative vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 16.

PROPOSALS 17-21:

FINANCIAL AUTHORIZATIONS

We are a biotech company with modest revenues from a development partnership with Nestlé and research and development credits from the French government. Drug development and product launches are expensive, and biotech companies need continued access to capital to fund product development. More capital will likely be required to bring Viaskin Peanut to approval and to fund other research and development programs until we achieve profitability and can self-fund our future development.

As our capital needs evolve, we need the ability to access capital through the various means and tools that are available, tools that are constantly created, evolving or changing. Moreover, our company requires flexibility to secure capital while minimizing risk or dilution for our shareholders given the dynamic, complex and risky nature of drug development. We may also need to secure capital to accelerate development of a promising new product candidate, to expand the geographical reach of our commercialization, or to pursue a promising business development opportunity. That is why we ask for an applicable discount of up to 15% for the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons with certain characteristics (18th resolution) and a total ceiling set at 100% dilution. We understand the need to be good stewards of our investors’ money and will continue to seek financing with a reasonable risk profile and attention to investor dilution. A range of financing options are available in the marketplace, and we wish to be able to pursue the most appropriate financing for our company. We also need to have resolutions that ensure consistency between U.S. (SEC) and French (AMF) market practices and regulatory standards.

We are therefore seeking approval at the Annual General Meeting of the following resolutions that would allow raising capital even in adverse situations, to best ensure the continuity of our operations. These resolutions will be suspended in case of a hostile takeover attempt.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose.

The proposed financial authorizations would provide our Board of Directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions.

The financial delegations of authority presented for your approval at the 2022 Annual General Meeting are subject to the following important limitations:

•	the aggregate amount of share capital increases pursuant to Resolution 17 cannot exceed 50% of our share capital on the date of the decision to increase the share capital by the Board of Directors;

•	the aggregate amount of share capital increases pursuant to Resolution 18 cannot exceed 100% of our share capital on the date of the decision to increase the share capital by the Board of Directors;

•	the aggregate amount of share capital increases pursuant to Resolution 20 cannot exceed 10% of our share capital on the date of the 2022 Annual General Meeting;

•

any share capital increase pursuant to Resolution 19, which grants a customary over-allotment option for any issuance pursuant to Resolution 18, would be at the same price as, and limited to a maximum of 15% of, the initial issuance;

•

the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 18 and 20 as well as Resolutions 25, 26 and 31 of the General Meeting of May 19, 2021 cannot exceed 100% of the share capital on the date of the 2022 Annual General Meeting; and

•

the global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 18 and 20 as well as Resolutions 25, 26 and 31 of the General Meeting of May 19, 2021 shall not exceed EUR 150,000,000.

Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party our shares.

Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to Resolution 18 herein, if approved, as well as Resolutions 25 and 26 of the General Meeting of May 19, 2021 but not pursuant to Resolution 24 of the General Meeting of May 19, 2021. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

PROPOSAL NO. 17:

DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS, DURATION OF THE DELEGATION, MAXIMUM PAR VALUE OF THE CAPITAL INCREASE, TREATMENT OF FRACTIONAL SHARES, SUSPENSION DURING A PUBLIC OFFERING PERIOD

The purpose of resolution 17 is to allow the Board of Directors to increase the share by means of the incorporation into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing Ordinary Shares or combining these two methods.

The total par value of any Ordinary Shares or securities giving access to Ordinary Shares that may be issued under this delegation may not exceed 50% of the share on the date of the decision to increase the share capital by the Board of Directors.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 17, please see Annex A.

Vote Required

Proposal No. 17 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 17.

PROPOSAL NO. 18:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS WITH CERTAIN CHARACTERISTICS, SUSPENSION DURING A PUBLIC OFFERING PERIOD

In addition to Resolution 25 and Resolution 26 of the General Meeting of May 19, 2021, which are intended to enable the Board of Directors to increase the Company’s share capital through a public offering or a private placement, the Board of Directors also is requesting the necessary authority to issue through a reserved offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities).

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares. As a result, we believe that a share capital increase in an amount not to exceed 100% of the Company’s the share capital on the date of the decision to increase the share capital by the Board, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•

the closing price of the Company’s shares on the regulated market Euronext Paris during the last trading session prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•

the volume-weighted average (in the central order book and off-market blocks) of the Company’s share price on the Euronext Paris regulated market during the last three trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	at the weighted average trading price of the company’s shares on the trading day prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	the average of 5 consecutive share trading prices selected from the last 30 trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

i.

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector, and/or

ii.

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the cosmetics or chemical sector or in the field of medical devices or research in these areas; and/or

iii.

any individual(s) or legal entity(ies), including any company(ies), institution(s), entity(ies), trust(ies), investment fund(s) or other investment vehicle(ies) in any form whatsoever, under French or foreign law, when entering into an industrial, commercial, licensing, research or partnership agreement with the Company; and/or

iv.

any credit institution, any French or foreign investment service provider or member of a banking syndicate or any company or investment fund that undertakes to subscribe to any issue likely to result in a future capital increase that may be carried out pursuant to this delegation in connection with the implementation of an equity or bond financing line; and/or.

v.

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (i) and/or (ii) above and, in this context, to subscribe for the securities issued.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 150,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of EUR 150,000,000, and the amount of any share capital increase will be subject to the global limit of 100% of the share capital existing at the date of the Annual General Meeting, in each case as approved pursuant to Resolution 21.

This delegation of authority would be granted for a 18-month period

The Board cannot, unless authorized in advance by a shareholder’s general meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes, as from today’s date, any and all relevant prior delegations.

For the full text of Proposal No. 18, please see Annex A.

Vote Required

Proposal No. 18 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 18.

PROPOSAL NO. 19:

AUTHORIZATION TO INCREASE THE TOTAL AMOUNT OF ISSUES

The purpose of this Resolution 19 is to allow the Board of Directors to grant a customary over-allotment option for any issuance pursuant to Resolution 18 above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.

For the full text of Proposal No. 19, please see Annex A.

Vote Required

Proposal No. 19 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 19.

PROPOSAL NO. 20:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO CAPITAL, UP TO THE LIMIT OF 10% OF THE CAPITAL, IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL, DURATION OF THE DELEGATION, SUSPENSION DURING A PUBLIC OFFERING PERIOD

The purpose of resolution 20 is to allow the Board of Directors to increase the share capital in consideration for contributions in kind of equity securities or securities giving access to the capital.

The total par value of any Ordinary Shares or securities giving access to Ordinary Shares that may be issued under this delegation may not exceed 10% of the share capital on the date of the Annual General Meeting.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 20, please see Annex A.

Vote Required

Proposal No. 20 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 20.

PROPOSAL NO. 21

OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 18TH AND 20TH RESOLUTIONS OF THIS ANNUAL GENERAL MEETING AND THE 25TH, 26TH AND 31ST RESOLUTIONS OF THE GENERAL MEETING OF MAY 19, 2021

The Board proposes that the shareholders set the total par value of any shares that may be issued under the 18th and 20th resolutions of this Annual General Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021, at 100% of the share capital on the date of this Annual General Meeting. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital. The maximum nominal amount of debt securities that may be issued pursuant to this authorization is 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency).

We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, and in line with the flexibility available to comparable U.S. companies.

For the full text of Proposal No. 21 please see Annex A.

Vote Required

Proposal No. 21 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 21.

PROPOSALS 22 TO 25:

EQUITY RESOLUTIONS

The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.

Pursuant to Resolutions 35 and 36 of the General Meeting of May 19, 2021, our shareholders authorized the Board of Directors to grant, respectively, (i) stock options to subscribe for or purchase Ordinary Shares, and (ii) free Ordinary Shares. As such authorizations will expire on November 19, 2022, in order to continue our equity compensation program beyond such date, pursuant to Resolutions 24 and 25 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, respectively, stock options, and free Ordinary Shares for the 18-month period following the date of the 2022 Annual General Meeting.

Pursuant to Resolution 33 of the General Meeting of May 19, 2021, our shareholders authorized the Board of Directors to grant share warrants. As such authorization expired on November 19, 2022, in order to continue our equity compensation program beyond such date, pursuant to Resolution 22 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, share warrants for the 18-month period following the date of the 2022 Annual General Meeting.

PROPOSAL NO. 22

DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH CANCELLATION OF PREFERENTIAL SUBSCRIPTION RIGHTS, RESERVED FOR CATEGORIES OF PERSONS, SUSPENSION DURING A PUBLIC OFFERING PERIOD

Our Board of Directors recommends the approval of this delegation of authority to grant warrants in order to ensure the Company can attract, recruit and compensate independent directors and consultants competitively by providing for customary compensatory grants to our existing and future non-employee directors. To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with market standards, which include an equity-based component.

However, pursuant to French law, non-employee directors may not be granted stock options or free shares. As a result, the right to subscribe for BSAs is a key element of our current non-employee director compensation. This delegation of authority is critical to our business strategy because it enables us to continue issuing BSAs, which is vital to our ability to attract and retain highly talented directors, compete with compensation arrangements provided by our U.S.-based peers and strengthen the alignment of our directors’ interests with those of our shareholders.

We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a consultancy agreement who, pursuant to French law, cannot be granted stock options or free shares. In certain circumstances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry and align their incentives with the long-term interests of our shareholders.

The Board proposes the shareholders delegate to the Board of Directors, for a period of 18 months its competence to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

The total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the capital existing on the day of the Annual General Meeting. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this Annual General Meeting.

The issue price of the warrant will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

The subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV Technologies’ shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price.

Approval of this proposal eliminates the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

This delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

The Board cannot, unless authorized in advance by the Annual General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

The Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

The validity of this delegation is set at 18 months from the date of the Annual General Meeting.

Description of Principle Features of the BSAs

Pursuant to SEC rules, we are providing the following description of the material terms of the BSA awards we expect to be included in our BSA award agreement letters.

Type of Awards. BSAs are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors based and shall be at least equal to the average closing price of our Ordinary Shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price. We use BSAs as part of our compensation for non-employee directors and consultants.

Administration. Subject to shareholder approval of this Proposal No. 22, the Board of Directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.

Governing Law. The BSAs are governed by the laws of France.

Certain Federal Income Tax Consequences for U.S. holders. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the sum of (a) the exercise price and (b) the subscription price paid at grant. The participant’s tax basis in any Ordinary Shares received upon exercise of a BSA will be the fair market value of the Ordinary Share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

The benefits or amounts that will be awarded or allocated under the delegation of authority to grant BSAs are not determinable at this time because the number of shares underlying BSA awards depends on the Company’s stock price, which cannot be predicted, the fair market value, the decision of directors of whether to subscribe for the BSA awards and the exercise of discretion by our Board of Directors.

This delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

For the full text of Proposal No. 22 please see Annex A.

Vote Required

Proposal No. 22 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 22.

PROPOSAL NO. 23:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE

Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).

The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed 2% of the share capital at the date of this Annual General Meeting (this amount is separate to any other maximum amounts set by other authorizations relating to capital increases).

The price of any shares to be issued under this delegation may not be more than 30% (or 40% if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of our Ordinary Shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the Board of Directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.

However, approving this resolution will enable our Board of Directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 23, please see Annex A.

Vote Required

Proposal No. 23 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 23.

PROPOSAL NO. 24:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing free Ordinary Shares.

If approved, the new authorization to grant free shares options will supersede the authorization to grant free shares. The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing free shares as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to allocate existing or future Ordinary Shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it; and

•	generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require.

This authorization shall imply that shareholders waive their pre-emptive rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

Description of Principle Features of the Free Shares

Pursuant to SEC rules, we are providing the following description of the material terms of the free shares awards we expect to be included in our free shares award agreement letters.

Type of Awards. The 2022 free share plan is expected to provide for the grant of free shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital or voting rights as of the date of grant. Participants in the 2022 free share plan are determined at the discretion of the Board of Directors subject to the terms of the 2022 free share plan.

Shares available. The maximum number of free shares that may be acquired and issued upon the vesting of award of free shares granted under the 2022 free share plan will not exceed 2% of our share capital on the date of the allocation decision.

Administration. Subject to shareholder approval of this Proposal No. 24, the Board of Directors is expected to have the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to free shares (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances an award of free shares may be settled, canceled, forfeited, exchanged or surrendered.

Vesting; Holding Period. Free shares are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2022 free share plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of free shares granted under the 2022 free share plan generally are expected to vest on the basis of continued employment through the end of the vesting period, and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event certain changes occur our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the Board of Directors is expected to have the ability to adjust the maximum number of shares or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

Governing Law. The free shares are governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of free shares granted under the 2022 free share plan, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

In general, the grant of an award of free shares will not result in U.S. taxable income for the participant being a U.S. taxpayer or in a U.S. tax deduction for DBV Technologies. Upon the settlement of the grant in shares, the U.S. participant will recognize ordinary income equal to the aggregate value of the payment received, and DBV Technologies or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Awards of free shares are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

For the part not used, if applicable, it supersedes any and all relevant prior authorizations.

For the full text of Proposal No. 24, please see Annex A.

Vote Required

Proposal No. 24 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 24.

PROPOSAL NO. 25:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF (AND/OR CERTAIN CORPORATE OFFICERS)

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options.

As a result, the shareholders are asked to grant the Board of Directors the authority to issue and grant stock options, each representing a right to receive one Ordinary Share.

The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law.

The beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code; or

•	secondly, corporate officers who meet the conditions set out in Articles L22-10-58 and L. 225-185 of the French Commercial Code.

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

The subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

No options may be granted during the blackout periods set out in the regulations.

This authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised.

Approval of this proposal delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary; or

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

Description of Principle Features of the Stock Options

Pursuant to SEC rules, we are providing the following description of the material terms of the stock option awards we expect to be included in our stock options award agreement letters.

Type of Awards. Stock options may be granted to any individual employed by us or by any affiliated company under the terms and conditions of an employment contract. Employee share options may also be granted to the chairman of our Board of Directors, our chief executive officer and our deputy chief executive officers, if any. Participants in the 2022 stock option plan are determined at the discretion of the Board of Directors subject to the terms of the 2022 stock option plan.

Stock Options are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors based and shall be not less than the average opening price of DBV Technologies shares for the 20 trading days preceding the decision to issue the stock options.

Shares available. The maximum number of free shares that may be acquired and issued upon the vesting of award of stock options granted under the 2022 stock option plan will not exceed 7.5% of our share capital on the date of the allocation decision. Under French law, the maximum number of shares issuable upon the exercise of outstanding stock options may not exceed one-third of the outstanding share capital on a non-diluted basis as of the date of grant.

Administration. Our Board of Directors has the authority to administer the 2022 stock option plan. Subject to the expected terms and conditions of the 2022 stock option plan, our Board of Directors determines the recipients, dates of grant, exercise prices, number of Ordinary Shares underlying and the terms and conditions of the stock options, including their periods of exercisability and their vesting schedules.

The Board of Directors has the authority to amend or modify employee share options outstanding under the delegation under this Proposal No. 25, including in particular the authority to extend the post-termination exercise period of the options, subject to the written consent of the optionees holding such options, if such amendments or modifications impair the rights of the optionees.

Vesting; Holding Period. Stock options are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2022 stock option plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of free shares granted under the 2022 stock option plan generally are expected to vest on the basis of continued employment or presence through the end of the vesting period, and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event of the carrying out by the company of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums, (v) a distribution of reserves, or (vi) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the Board of Directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Governing Law. The stock options are governed by the laws of France.

U.S. Tax Limitations on incentive stock options. The aggregate fair market value, determined at the time of grant, of our Ordinary Shares issuable under incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our Stock Option Plans may not exceed $100,000. Stock options, or portions thereof, that exceed such limit will generally be treated as non-statutory share options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the exercise price is at least 110% of the fair market value of the shares subject to the stock options on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Certain Federal Income Tax Consequences for U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of employee share options granted under the delegation under this Proposal No. 25, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of a stock option that qualifies as an incentive stock option under Section 422 of the Code. If an optionee exercises the option and then later sells or otherwise disposes of the ordinary Shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the optionee will recognize a capital gain or loss equal to the difference between the sale price of the ordinary Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the optionee disposes of such ordinary Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Ordinary Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Ordinary Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the Ordinary Shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the ordinary Shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Ordinary Shares or provide certain basis adjustments or tax credits.

Non-Statutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of such an employee share option. However, upon exercising the option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the ordinary Shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Ordinary Shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the Ordinary Shares acquired through the exercise of the non-statutory stock option.

New Plan Benefits

Awards of stock options are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This authorization, for the part not used, if applicable, supersedes any and all relevant prior authorizations.

For the full text of Proposal No. 25, please see Annex A.

Vote Required

Proposal No. 25 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 25.

PROPOSAL NO. 26:

POWERS TO COMPLETE FORMALITIES

The Board proposes the shareholders grant all powers to the bearer of an original, a copy or an excerpt of the minutes of the Annual General Meeting to carry out all mandatory formalities with respect to registration and publication.

For the full text of Proposal No. 26 please see Annex A.

Vote Required

Proposal No. 26 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 26.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, that is applicable to all of our employees, executive officers and directors. A copy of the Code of Conduct is available on our website at https://www.dbv-technologies.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.

OTHER MATTERS

Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K, which we will mail to shareholders at the same time as this proxy statement. This proxy statement and our annual report are posted on the Investors and Media section of our website at and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to DBV Technologies S.A., Attention: Legal Department, 177-181 avenue Pierre Brossolette, 92120 Montrouge, France.

*                *                 *

Our Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Shareholders who requested that items or draft resolutions be included on the agenda must send to the Company, marked for the attention of Legal Department, a new certificate of ownership for the same accounts, by 12:00 a.m., Paris time, of the second business day preceding Annual General Meeting.

The preparatory documents for the Annual General Meeting specified in Article R. 225-73-1 of the French Commercial Code are available online on the Company’s website (https://www.dbv-technologies.com) since the twenty-first day prior to the Meeting.

In addition, shareholders may ask the company to send them the documents and information mentioned in Articles R. 225-81 and R. 225-83 of the French Commercial Code, up to and including the fifth day before the Annual General Meeting, preferably by e-mail to the following address: investors@dbv-technologies.com. The shareholders are invited to indicate in their request the e-mail address to which these documents may be sent to them so that the company may validly send the said documents by e-mail in accordance with Article 3 of the aforementioned Order. Holders of bearer shares must provide proof of such status by sending a certificate of registration in an account.

In accordance with Article R. 225-84 of the French Commercial Code, any shareholder may submit, to the Chairman of the Company’s Board of Directors, questions in writing until the fourth business day preceding the date of the Annual General Meeting, in this case until 11:59 p.m. Paris time on Friday, May 6, 2022. Such written questions must be preferably sent by electronic telecommunication to the following address or by fax to 01.43.26.10.83 (or either by registered mail including a receipt confirmation form, addressed to the registered office). They must be accompanied by a certificate of account registration.

Montrouge, France

April    , 2022

Annex A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE

VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF May 12, 2022

Ordinary resolutions:

1.	Approval of the annual financial statements for the year ended on December 31, 2021,

2.	Approval of the consolidated financial statements for the year ended on December 31, 2021,

3.	Allocation of income for the year ended on December 31, 2021,

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Renewal of the term of office of Michel de Rosen as director,

7.	Renewal of the term of office of Timothy E. Morris as director,

8.	Renewal of the term of office of Daniel B. Soland as director,

9.	Approval of the compensation policy for the Chairman of the Board of Directors and for the directors,

10.	Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

11.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

12.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

14.	Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

15.

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Extraordinary resolutions:

16.

Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

17.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums, duration of the delegation, maximum par value of the capital increase, treatment of fractional shares, suspension during a public offering period,

18.

Delegation of powers to be granted to the Board of Directors to issue Ordinary Shares, giving, if applicable, access to Ordinary Shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to Ordinary Shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

19.	Authorization to increase the total amount of shares issued,

20.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of Ordinary Shares and/or securities giving access to capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital, duration of the delegation, suspension during a public offering period,

21.	Overall limit on the maximum authorized amounts set under the resolutions 18th and 20th of this Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021,

22.

Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period,

23.

Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of Ordinary Shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

24.

Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

25.

Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers) of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

26.	Powers to complete formalities.

Text of draft resolutions

Ordinary resolutions:

First Resolution – Approval of the annual financial statements for the year ended December 31, 2021,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on the financial year ended December 31, 2021, approves the annual financial statements for the financial year ended on that date, as they were presented, as well as the transactions reflected in these accounts and summarized in these reports showing a loss (group part) of (81,240,026.40) euros.

Second Resolution – Approval of the consolidated financial statements for the year ended December 31, 2021,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on the consolidated financial statements as of December 31, 2021, approves these financial statements, as they were presented, which record a loss (group share) of (98,052,095.41) dollars.

Third Resolution – Allocation of income for the year ended on December 31, 2021,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings on the proposal of the Board of Directors, decides to fully allocate the whole of the loss for the financial year ended December 31, 2021, totaling of (81,240,026.40) euros, to the “losses brought forward” line, which would result in a debit amount of (81,240,026.40) euros.

Pursuant to Article 243 of the French General Tax Code, the Meeting notes that it was reminded that no distribution of dividends or income has occurred in the past three financial years.

Fourth Resolution – Allocation of the accumulated deficit to the “Additional paid-in capital”,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary meetings, and having considered the report of the Board of Directors, notes that the retained earnings account is in debit by (81,240,026.40) euros after appropriation of the net result for the year ended December 31, 2021, decides to charge the entirety of the aforementioned retained earnings account to the share premium account, which, before this charge, amounts to 165,951,648.94 euros, and notes that, as a result of this charge, the share premium account shows a credit balance of 84,711,622.54 euros, and that the retained earnings account is thus completely cleared.

Fifth Resolution – Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on related-party agreements presented to it, notes the absence of any new regulated agreements.

Sixth Resolution – Renewal of Mr. Michel de Rosen, as director,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Michel de Rosen, for a period of three years, to expire at the end of the General Meeting to be held in 2025 to approve the financial statements for the previous financial year.

Seventh Resolution – Renewal of Mr. Timothy E. Morris, as director,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Timothy E. Morris, for a period of three years, to expire at the end of the General Meeting to be held in 2025 to approve the financial statements for the previous financial year.

Eighth Resolution – Renewal of Mr. Daniel B. Soland, as director,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Daniel B. Soland, for a period of three years, to expire at the end of the General Meeting to be held in 2025 to approve the financial statements for the previous financial year.

Ninth Resolution – Approval of the compensation policy for the Chairman of the Board of Directors and for the directors,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L.

22-10-8 of the French Commercial Code, approves the compensation policy for the Chairman of the Board of Directors and the directors, as detailed in paragraph 4.1.3.1 of the report on corporate governance in the Universal Registration Document 2021.

Tenth resolution – Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-8 of the French Commercial Code, approves the compensation policy for the Chief Executive Officer and/or any other executive corporate officer, as detailed in paragraph 4.1.3.1 of the report on corporate governance in the Universal Registration Document 2021.

Eleventh resolution – Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act—Section 951, approves, on a non-binding advisory basis, the compensation policy applicable to Sébastien Robitaille and Pharis Mohideen, named executive officers and members of the Company’s executive committee, as presented in the report of the Board of Directors to this General Meeting in paragraph 7 and in the Company’s Proxy Statement.

Twelfth Resolution – Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L.22-10-34 of the French Commercial Code, approves the information set out in section I of Article L.22-10-9 of the French Commercial Code, as detailed in paragraph 4.1.3.4 of the report on corporate governance in the Universal Registration Document 2021.

Thirteenth Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors, as detailed in paragraph 9 of the Board of Directors’ report.

Fourteenth Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer, as detailed in paragraph 9 of the Board of Directors’ report.

Fifteenth resolution – Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, empowers it, for a period of eighteen months from the date of this General Meeting, pursuant to Articles L. 22-10-62 et seq. of the French Commercial Code and Regulation (EU) No. 596/2014 of the European Parliament and of the Council of 16 April 2014, to buy back, on one or more occasions and at the times of its choosing, company shares up to the limit of 5% of the share capital, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

This authorization cancels, up to the amount of the unused part, the authorization granted to the Board of Directors under the twenty-second ordinary resolution of the General Meeting of May 19, 2021.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of DBV TECHNOLOGIES shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context, the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the company’s shares, pursuant to current regulations;

•	where applicable, cancel the shares acquired, subject to the authorization granted under the sixteenth extraordinary resolution of this General Meeting.

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors.

The Board may not, without the prior authorization of the shareholders’ meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The company does not intend to use options or derivatives.

The maximum purchase price is set at €50 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the abovementioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The maximum transaction amount is set at €150,000,000 (excluding charges).

The General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

Extraordinary resolutions:

Sixteenth resolution – Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ report:

1)

Authorizes the Board of Directors to cancel, at its discretion, on one or more occasions, up to 5% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force;

2)	Sets the validity of this authorization at eighteen months from the date of this General Meeting;

3)

The Board may not, without the prior authorization of the Shareholders’ Meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period;

4)

Empowers the Board of Directors to carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the company’s Bylaws and fulfilling all formalities required.

Seventeenth resolution – Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums, duration of the delegation, maximum par value of the capital increase, treatment of fractional shares, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and pursuant to the provisions of Articles L. 225-129-2 and L. 225-130 of the French Commercial Code:

1)

Delegates its competence to the Board of Directors to decide to increase the share capital on one or more occasions, in the periods and according to the methods it may determine, by means of the incorporation into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing ordinary shares or combining these two methods.

2)

Decides that, in the event that this delegation is used by the Board of Directors, in accordance with the provisions of Article L. 225-130 of the French Commercial Code, if the capital increase takes the form of a free allocation of shares, the rights attached to fractional shares may not be traded or assigned and that the corresponding capital securities will be sold; the proceeds of the sale will be allocated to the holders of the rights within the period prescribed by the regulations.

3)	Sets the term of validity of this authorization at twenty-six months from the date of this General Meeting.

4)

Decides that the amount of the capital increase carried out under this resolution must not exceed 50% of the share capital on the date of the Board of Directors’ decision to increase the capital, excluding the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation, the rights of the holders of rights or transferable securities giving access to the Company’s capital.

This maximum amount is independent of all maximum amounts set by the other resolutions of this Meeting.

5)

Confers upon the Board of Directors all powers necessary to implement this resolution and, generally, to take all steps and fulfil all formalities required for the successful completion of each share capital increase, to record the execution thereof and to amend the by-laws accordingly.

6)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

7)	Notes that this delegation, for the part not used, if applicable, supersedes, as from today’s date, any and all relevant prior delegations.

Eighteenth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, if applicable, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code, specifically Articles L. 225-129-2, L. 225-138 and L. 228-92:

1)

Delegates to the Board of Directors its power to issue the following (on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, with pre-emptive subscription rights waived in favor of the categories of persons defined below):

•	ordinary shares;

•	and/or ordinary shares giving access to the allocation of ordinary shares to be issued or debt securities;

•	and/or securities giving access to ordinary shares to be issued.

Pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital.

2)	Sets the term of validity of this delegation at eighteen months from the date of this General Meeting.

3)

The maximum total par value of the capital increases that may be made subject to this delegation may not exceed 100% of the share capital on the date of the decision to increase the share capital by the Board of Directors.

To this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation.

This maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the twenty-first Resolution of this General meeting.

4)

The maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency), it being specified that:

•	this amount will be increased, if applicable, by any redemption premium above par,

•	this amount will be deducted from the overall ceiling referred to in the twenty-first resolution below,

•

this ceiling does not apply to the debt securities referred to in articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issue of which would be decided or authorized by the Board of Directors under the conditions provided for in article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of article L. 228-36-A of the French Commercial Code.

5)

Decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issue price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•

the closing price of the Company’s shares on the regulated market Euronext Paris during the last trading session prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•

the volume-weighted average (in the central order book and off-market blocks) of the Company’s share price on the Euronext Paris regulated market during the last three trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	at the weighted average trading price of the company’s shares on the trading day prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	the average of 5 consecutive share trading prices selected from the last 30 trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%,

it being specified that the Board of Directors (or the Chief Executive Officer in the event of sub-delegation) may decide to set the offer price on the date of issue of the ordinary shares by immediate issue or by issue following the exercise or conversion of the securities giving access to the share capital.

6)

Decides to eliminate the preferential subscription rights by shareholders of ordinary shares and other securities giving access to the capital to be issued in accordance with Article L. 228-91 of the French Commercial Code, reserved for the following categories of persons:

i.

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector; and/or

ii.

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the cosmetics or chemical sector or in the field of medical devices or research in these areas; and/or

iii.

any individual(s) or legal entity(ies), including any company(ies), institution(s), entity(ies), trust(ies), investment fund(s) or other investment vehicle(ies) in any form whatsoever, under French or foreign law, when entering into an industrial, commercial, licensing, research or partnership agreement with the Company; and/or

iv.

any credit institution, any French or foreign investment service provider or member of a banking syndicate or any company or investment fund that undertakes to subscribe to any issue likely to result in a future capital increase that may be carried out pursuant to this delegation in connection with the implementation of an equity or bond financing line; and/or

v.

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (i) and/or (ii) above and, in this context, to subscribe for the securities issued.

7)	Decides Resolves that these subscriptions may be made either in cash or by way of compensation of debts,

8)	Decides that the Board of Directors will have full powers to implement this delegation, and therefore to:

a.	draw up the terms for the issue(s);

b.	draw up the list of beneficiaries within the above categories;

c.	determine the number of shares to be allocated to each of the beneficiaries;

d.	determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue;

e.

determine the dates and terms of the issue, and the nature, form and characteristics of the shares to be created, which can take the form of subordinated or unsubordinated shares, with fixed or unlimited terms;

f.	determine the method by which the shares and/or securities issued or to be issued can be paid up;

g.

determine, if applicable, the methods by which the rights attached to the securities issued or to be issued can be exercised and, in particular, to determine the date, which may be retroactive, from which rights will attach to the new shares, as well as all other terms and conditions applicable to the execution of the issue;

h.	if applicable, suspend the exercise of rights attached to the securities issued, for up to three months;

i.

at its sole discretion, charge the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

j.	record each share capital increase and make the corresponding amendments to the by-laws;

k.	make all adjustments required in compliance with legal provisions and determine the methods by which the rights of holders of securities giving access to capital will be preserved, if applicable;

l.

generally, enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard.

9)	Notes that the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution.

10)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

11)	Notes that this delegation, for the part not used, if applicable, supersedes, as from today’s date, any and all relevant prior delegations.

Nineteenth Resolution – Authorization to increase the total amount of shares issued,

The General Meeting acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides that for each of the issues of ordinary shares or securities giving access to the capital determined pursuant to the 18th and 20th Resolutions of this General Meeting, the number of securities to be issued may be increased under the conditions set out in Articles L 225-135-1 and R 225-118 of the French Commercial Code and within the maximum limits set by the General Meeting.

Twentieth Resolution – Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital, duration of the delegation, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report pursuant to Articles L. 225-147 and L. 228-92 of the French Commercial Code:

1)

Delegates to the Board of Directors its power to proceed, on the basis of the auditors’ report, with the issue or ordinary shares or securities giving access to ordinary shares in view of the remuneration of contributions in kind permitted to the company and comprising equity securities or securities giving access to the capital if the provisions of Article L. 225-148 of the French Commercial Code do not apply.

2)	Sets the period of validity of this delegation of authority at twenty-six months, with effect from the date of this Meeting.

3)

Decides that the total par value of ordinary shares or securities giving access to any ordinary shares that may be issued under this delegation may not exceed 10% of the share capital on the date of this Meeting, excluding the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation, the rights of the holders of rights or transferable securities giving access to the Company’s capital.

4)	This maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the twenty-first Resolution of this General meeting.

5)

Delegates all powers to the Board of Directors to approve the evaluation of contributions, to determine the resulting capital increase, to record the realization thereof, to charge, if applicable, all expenses and rights stemming from the capital increase against the contribution premium, to deduct from the contribution premium the necessary sums to bring the statutory reserve up to one tenth of the new share capital after each increase and to proceed with the according amendment of the by-laws and perform all tasks required in this regard.

6)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

7)	Notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations

Twenty-first Resolution – Overall limit on the maximum authorized amounts set under the resolutions 18th and 20th of this Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to set

1)

at 100% of the share capital on the date of this General Meeting the total par value of any shares that may be issued under the 18th and 20 resolutions of this General Meeting and the 25th, 26th and 31st resolution of the General Meeting of May 19, 2021. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital.

2)

€150,000,000 (or the equivalent of this amount in the event of an issue in another currency) the maximum nominal amount of debt securities that may be issued pursuant to the aforementioned resolutions.

Twenty-second Resolution – Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of Articles L. 225-129-2, L. 225-138 and L. 228-91 and seq of the French Commercial Code:

1)

Delegates its competence to the Board of Directors to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

2)	Sets the term of validity of this delegation at eighteen months from the date of this General Meeting.

3)

Decides that the total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the capital existing on the day of this Meeting. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this General Meeting.

4)	Decides that the issue price of the warrant will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

5)

Decides that the subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV TECHNOLOGIES shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price.

6)

Decides to eliminate the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

7)	Stipulates that this delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

8)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

9)	Decides that if subscriptions have not absorbed the entire BSA, BSAANE and/or BSAAR issue, the Board of Directors may exercise the following options:

•	limit the amount of the issue to the amount of subscriptions, if applicable within the limits established by the regulation;

•	freely allocate all or part of the non-subscribed BSAs, BSAANEs and/or BSAARs to persons covered by the categories defined above.

10)	Decides that the Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue;

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

The General Meeting notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

Twenty-third resolution – Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of ordinary shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L. 3332-18 et seq. of the French Labor Code,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, voting pursuant to Articles L. 225-129-6, L. 225-138-1 and L. 228-92 of the French Commercial Code and L. 3332-18 and seq. of the French Labor Code:

1)

Delegates its powers to the Board of Directors to enact, at its own discretion, a capital increase on one or more occasions through the issue of ordinary shares or securities giving access to the equity securities to be issued by the Company, reserved for members of one or more group or company employee savings plans established by the Company and/or affiliated French or international companies under the conditions of Article L.225-180 of the French Commercial Code and of Article L.3344-1 of the French Labor Code.

2)	Withdraws, in favor of these individuals, any pre-emptive subscription rights to shares issued pursuant to this delegation.

3)	Sets the validity of this delegation at twenty-six months from the date of this General Meeting.

4)

Limits the maximum par value of the increases that may be enacted under this delegation at 2% of the share capital at the date of this General Meeting to carry out this increase, with the understanding that this amount is separate to any other maximum amounts set by other authorizations relating to capital increases.

5)

To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

6)

Decides that the price of any shares to be issued under point 1) of this delegation may not more than 30% (or 40% lower if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of the shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

7)

Decides, pursuant to the provisions of Article L.3332-21 of the French Labor Code, that the Board of Directors may allocate to the beneficiaries defined in the first paragraph above, free shares already issued or to be issued, or other securities giving access to the Company’s capital that have already been issued or are to be issued in respect of (i) any employer contribution that may be paid pursuant to the regulations governing group or company savings plans and/or (ii) if applicable, any discount and, in the event that any new shares are issued in respect of the discount or the employer contribution, may decide to capitalize any reserves, profits or issue premiums required to pay up these shares;

8)	Notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

9)	The Board of Directors shall have the discretion to implement or not implement this authorization, take all measures and conduct all necessary formalities.

Twenty-fourth resolution – Authorization to be granted to the Board of Directors to allocate free shares existing and/or to be issued to members of staff and/or certain corporate officers of the company or related companies or economic interest groupings, waiver of shareholders’ preferential subscription rights, duration of the authorization, ceiling, duration of the acquisition periods, particularly in the event of disability and, where applicable, retention periods,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, authorizes the Board of Directors, on one or more occasions, in accordance with Articles L. 225-197-1, L22-10-59 and L. 225-197-2 of the French Commercial Code, to allocate existing or future ordinary shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

Sets the term of validity of this authorization at eighteen months from the date of this General Meeting.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require.

This authorization shall imply that shareholders waive their pre-emptive rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

For the part not used, if applicable, it supersedes any and all relevant prior authorizations.

Twenty-fifth Resolution – Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers) of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

Authorizes the Board of Directors, under the provisions of Articles L. 22-10-56 to L 22-10-58 and L. 225-177 to L. 225-185 of the French Commercial Code, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law.

2)	Sets the term of validity of this authorization at eighteen months from the date of this General Meeting.

3)	Decides that the beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code;

•	secondly, corporate officers who meet the conditions set out in Articles L22-10-58 and L. 225-185 of the French Commercial Code.

4)

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

5)

Decides that the subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

6)	Decides that no options may be granted during the blackout periods set out in the regulations.

7)

Notes that this authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised.

8)	Delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary;

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

9)	Notes that this authorization, for the part not used, if applicable, supersedes any and all relevant prior authorizations.

Twenty-sixth Resolution – Powers to complete formalities.

The General Meeting grants all powers to the bearer of an original, a copy or an excerpt of these minutes to carry out all mandatory formalities with respect to registration and publication.

Annex B

COMPENSATION POLICY FOR CORPORATE OFFICERS

(SAY ON PAY EX ANTE)

(resolutions ninth and tenth presented to the Combined General Shareholders’ Meeting of May 12, 2022)

Based on the recommendations of the Compensation Committee and taking into account the recommendations of the Middlenext Code, the Board of Directors (the “Board”) has established a compensation policy for the following corporate officers of DBV Technologies (the “Company”): Chairman of the Board, Board members, Chief Executive Officer and Deputy Chief Executive Officers (if any).

This compensation policy is in line with the Company’s corporate interest, contributes to its sustainability and is in line with its business strategy as described in Chapter 1 of the 2021 Universal Registration Document.

No compensation component, of any nature whatsoever, may be determined, allocated or paid by the Company, nor any commitment made by the Company if it is not in accordance with the approved compensation policy or, in its absence, with the compensation or practices existing within the Company.

The determination, review and implementation of the compensation policy for each of the corporate officers is carried out by the Board on the recommendation of the Compensation Committee. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.

As part of the decision-making process followed for the determination and review of the compensation policy, the conditions of compensation and employment of the Company’s employees were taken into account by the Compensation Committee and the Board.

In proposing the structure of this compensation, the Compensation Committee also relies on studies indicating market practices for comparable companies. These studies are based on a sample of companies with common characteristics in terms of size, workforce, market capitalization, clinical stage or geographic footprint.

The Compensation Committee ensures that none of the components of remuneration is disproportionate and analyses the remuneration as a whole, taking into account all of its components.

In the event of a change in governance, the compensation policy will be applied to the Company’s new corporate officers, with necessary adjustments where applicable.

1/ Compensation policy for the Chairman of the Board and for Board members

The compensation policy mentioned below is applicable to Board members and to the Chairman of the Board, when he/she does not hold the position of Chief Executive Officer. The components of the total compensation and benefits of any kind that may be granted to the Chairman and Board members in respect of their mandates, as well as their respective importance, are as follows:

•	Fixed compensation

The Chairman of the Board may receive an annual fixed compensation, which is determined in respect of practices noted in comparable companies, and which takes into account his specific functions as well as his membership of one or more committees, if applicable. For information purposes, as of the date of this report, the annual fixed compensation is set at 150,000 euros.

•	Compensation paid in respect of Board Member duties

In its 11th ordinary resolution, the General Meeting of May 19, 2021 set the remuneration of the Board members at the maximum annual sum of 800,000 euros valid for the current financial year and until further decision of the Annual General Meeting. This new amount will remain valid for the current financial year and until further decision of the General Meeting.

The criteria for allocating the fixed annual sum allocated by the Annual General Meeting to the Board members were set by the Board on the proposal of the Compensation Committee and take into account committee membership and committee chairmanship.

As of the date of this report, and for information purposes, the allocation of Board members’ compensation is the following:

•	each Board member, with the exception of the Chairman of the Board and the CEO, is entitled to receive 100,000 euros.

•	the Chairman of the Audit Committee is entitled to receive an additional compensation of 20,000 euros.

•	the Chairman of the Compensation Committee is entitled to receive an additional compensation of 10,000 euros.

•	the Chairman of the Nominating and Governance Committee is entitled to receive an additional compensation of 10,000 euros.

The members of the above-mentioned committees are entitled to receive an additional compensation of 5,000 euros.

•	Long-term compensation

The Company bases its long-term compensation policy on a global strategy of retention and motivation that is competitive in terms of market practices in the biotechnology industry

Pursuant to this compensation policy, the Company may decide to grant share subscription warrants (BSA), at fair market value, to the Chairman of the Board and/or Board members.

•	Benefits of any kind

The Chairman of the Board and Board members may be entitled to be reimbursed for reasonable travel, accommodation and other expenses incurred in the interest of the Company, including attendance at meetings of the Board.

Board members may also receive additional compensation for exceptional missions carried out pursuant to a specific agreement.

•	Compensation at the end of the mandate

The Chairman of the Board does not benefit from any agreement providing for an indemnity in the event of termination of his corporate mandate.

2/ Compensation policy for the Chief Executive Officer and/or for any other Executive Corporate Officer

The compensation policy mentioned below is applicable to the Chief Executive Officer, whether or not he or she simultaneously holds the position of Chairman of the Board.

The fixed, variable and exceptional items constituting the total compensation and benefits of any kind that may be granted to the Chief Executive Officer pursuant to his mandate, as well as their respective importance, are as follows:

•	Fixed compensation

The fixed compensation of the Chief Executive Officer is determined by taking into account the level and difficulty of the responsibilities, experience in the role and practices noted in comparable companies.

The Board, in its meeting held on November 14, 2018, decided to set the fixed annual compensation of the Chief Executive Officer at US$ 600,000. This amount remains unchanged as of the date of this report. This compensation is payable monthly.

•	Annual variable compensation

The Chief Executive Officer receives annual variable compensation for which the Board, on the recommendations of the Compensation Committee, defines each year financial and non-financial performance criteria that are diversified and demanding, precise and pre-established, allowing a complete analysis of performance.

These criteria are aligned with the Company’s short and medium-term strategy and represent important value inflection points such as building of the commercial pipeline, regulatory progress of product candidates in the United States and in Europe, building of the future pipeline in line with the scientific strategy, culture transformation and the preservation of a certain level of cash (control and drive capital management).

Each year, the Board determines the rate of achievement of each objective, according to a predefined scale, of the annual variable compensation.

The maximum amount of annual variable compensation for the Chief Executive Officer corresponds to 150% of the annual fixed compensation, it being specified that if the overall rate of achievement of the objectives predefined by the Board is less than 50% (interpreted strictly), no annual variable compensation would be due.

These criteria for variable compensation contribute to the objectives of the compensation policy in the following manner: they are in line with the Company’s corporate interest, contribute to its sustainability and are in line with the Company’s business strategy.

In order to determine the extent to which the performance criteria for variable compensation were met, the Board relied in particular on the Company’s cash position, the success of financing transactions and the regulatory progress of product candidates.

•	Exceptional Compensation

The Board may decide on the proposal of the Compensation Committee, to grant exceptional compensation to the Chief Executive Officer in view of very special circumstances, and unrelated to the fixed and variable remuneration components. The payment of this type of compensation must be justified by an event such as the completion of a major event for the Company. The amount of the exceptional compensation may not exceed a maximum of 25% of the annual fixed compensation.

The payment of the variable and, where applicable, exceptional compensation components allocated to the Chief Executive Officer for the past financial year is subject to the approval by the Ordinary General Meeting of the compensation components paid to him during or allocated to him for the said financial year (ex post vote).

•	Long-term compensation

The Company’s long-term compensation policy is part of an overall strategy to retain and motivate its managers and employees and to be competitive with market practices in the biotechnology industry.

The long-term compensation policy implemented for the Chief Executive Officer is mainly based on the granting of stock options based on the recommendations of the Compensation Committee. Where applicable, these grants may be subject to the satisfaction of performance conditions that may be set by the Board at the time of grant.

The stock options vest progressively as follows:

•	25% of the stock options will be eligible to vest at the end of a 12-month period from the date of grant.

•	Then, after expiration of the aforementioned 12-month period, 12.5% of the stock options will be eligible to vest at the end of each subsequent 6-month period.

The vesting and exercise of the stock options are subject to the fulfillment of a presence condition. Stock-options have a term of ten years.

Share-based compensation is in line with Company’s corporate interest, contributes to its sustainability and is in line with Company’s business strategy.

Additionally, the Chief Executive Officer is, in accordance with the law and methods adopted by the Board, required to retain a significant number of shares. With regard to stock options, the Board has set at 10% the number of shares to be held by the Chief Executive Officer until the end of his term of office.

•	Benefits of any kind

In addition to the reimbursement of expenses incurred in the performance of his duties, the Chief Executive Officer may be reimbursed for the cost of his tax consultations and will benefit from a tax equalization clause with respect to his status as a US resident. He may also be reimbursed for the costs of legal advice incurred in the performance of his duties.

The Chief Executive Officer may also benefit from the coverage by the Company of his residence expenses in France.

•	Welcome bonus

When a new Chief Executive Officer is appointed, the Board may decide, on the recommendation of the Compensation Committee, to grant compensation, indemnity or benefit on taking up his/her duties.

•	Compensation policy for any other Executive Corporate Officer

The principles and criteria for compensation mentioned above also apply to any other executive corporate officer of the Company (such as Deputy Chief Executive Officers).

For instance, Deputy Chief Executive Officers may therefore receive, pursuant to their mandate, fixed, variable and exceptional compensation as well as long-term compensation, benefits in kind and a welcome bonus under the same conditions as those described for the Chief Executive Officer.

They may also be granted with free shares. With respect to the allocation of free shares, vesting and, where applicable, holding periods are defined by the Board at the time of the grant and comply with the authorization of the General Meeting.

These levels of compensation will be determined taking into account the difficulty and degree of responsibility, experience in the position, seniority in the company, and practices observed in comparable companies.

•	Commitments

The Chief Executive Officer benefits from the following commitment:

Commitments made by the company	Main characteristics	Criteria for award	Termination Conditions
Severance indemnity

On December 12, 2018, the Board decided, in accordance with the recommendations of the Compensation Committee and in accordance with Article L.225-42-1 of the French Commercial Code, that in the event of termination of Mr. Daniel Tassé’s duties as Chief Executive Officer, for any reason whatsoever, he would be paid a severance payment provided that all criteria have been met.

This commitment was approved by the Shareholders’ Meeting of May 24, 2019 in its fifth ordinary resolution.

Severance package will therefore be paid to the Chief Executive Officer if all the following criteria are met:

•  Viaskin Peanut approved on a major market;

•  Construction of an EPIT pipeline with three trials in progress;

•  6 months’ cash flow as determined by the expenses of the last quarter prior to the date on which he leaves his post.

Compliance with these performance conditions will be established by the Board prior to any payment.

In the event of termination without cause or for good reason outside of a change of control, the severance benefits get paid out over 12 months.

In the event of termination without cause or for good in connection with a change of control, those same amounts get paid in a lump sum.

The Chief Executive Officer does not benefit from any agreement providing for the payment of compensation in the event of resignation from his corporate office to carry out new functions.

3/ Agreement(s) between the Company or a subsidiary and the Deputy Chief Executive Officers

Employment Contract

The Deputy Chief Executive Officers may benefit from an employment contract. The variable and fixed portions of the compensation received by the Deputy Chief Executive Officers under their employment contract, distinct from their corporate mandate, are subject to the same rules and criteria for determination, distribution and allocation as those set for the Company’s employees.

4/ Information on the mandates and employment and/or service contracts of corporate officers entered into with the Company

The table below indicates the duration of the term(s) of the mandate(s) of the Company’s corporate officers and, as the case may be, the employment or service contracts entered into with the Company, the notice periods and the conditions of revocation or termination applicable to them.

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Michel de Rosen	Chairman of the Board	At the end of the general meeting held in 2022 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel Tassé	CEO and Director	CEO: Indeterminate Term Director: At the end of the general meeting to be held in 2023 to approve the financial statements for the year ended	No	No	NA	Revocation of the mandate in accordance with the law and case law—severance payments (see section B/ commitments, of this report).
Michael J. Goller	Director	At the end of the general meeting to be held in 2023 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Maïlys Ferrère	Director	At the end of the general meeting to be held in 2023 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Viviane Monges	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Timothy E. Morris	Director	At the end of the general meeting held in 2022 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Adora Ndu	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Julie O’Neill	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Ravi M. Rao	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel B Soland	Director	At the end of the general meeting held in 2022 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

———

We would ask you to vote in favor of resolutions ninth and tenth, with the principles and criteria above.

The Board of Directors

Annex C

Part 1

Approval of information referred to in Article L.22-10-9 of the French Commercial Code (twelfth resolution)

The following table sets forth information regarding the compensation earned by our non-employee directors for 2021. These amounts were earned and paid in or initially denominated in Euro per the above policy and paid in Euro. The amounts below were converted using an exchange rate of €1.00 to $1.1827, which represents respectively the average exchange rate for the year ended December 31, 2021, and the exchange rates on the dates of payment. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrére, a representative of BPI France, are each directors, but do not receive any additional compensation for their services as directors.

Director	Fees Earned or Paid in Cash ($) (1)	Warrant awards ($) (2)	All other compensation ($) (3)	Total ($)
Michel de Rosen	$189,322	$47,304	$4,006	$240,632
Torbjorn Bjerke (4)	$33,143	—	$4,865	$38,008
Maïlys Ferrére (5)	—	—	—	—
Michael J. Goller	$103,696	—	$15,222	$118,918
Claire Giraut (6)	$15,721	—	$12,352	$28,073
Viviane Monges	$121,026	$34,594	$3,531	$159,151
Timothy E. Morris (7)	$79,425	$47,304	$11,659	$138,388
Adora Ndu (8)	$67,347	$47,304	$9,886	$124,537
Julie O’Neill	$91,434	—	$13,422	$104,855
Ravi M. Rao (9)	$67,347	$47,304	$9,886	$124,537
Daniel B. Soland	$98,554	$47,304	$14,467	$160,325

(1)	The amounts reported in this column represent the fees earned for service on our Board of Directors and committees of our Board of Directors for 2021.
(2)

The amounts reported in this column reflect the aggregate grant date fair value of such warrants computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). See Note 13 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our non-employee warrants. In accordance with a delegation of authority by the shareholders to the Board of Directors, the acquisition of these non-employee warrants by the participating directors was subject to the payment of a subscription price determined by our Board of Directors and payable in full by the applicable director that was at least equal to the fair market value of an Ordinary Share on the date of grant. Represents purchases of non-employee warrants in June 2021 in the amounts and with respect to the directors listed below:

Michel de Rosen	6,837
Viviane Monges	5,000
Timothy E. Morris	6,837
Adora Ndu	6,837
Ravi M. Rao	6,837
Daniel B. Soland	6,837

These non-employee warrants were purchased at a subscription price of $7.12 per share and have an exercise price of $13.09 per share, each of which price reflects a conversion of euros to US dollars at an exchange rate of $1.2176 to €1.00, which represents the exchange rate at the time of purchase. No gross-ups to cash amounts on account of withholding taxes were paid to such directors and no taxes were paid by the Company on behalf of such directors. Taxes will be payable in full by the participating director upon exercise of their non-employee warrants.

(3)

The amounts reported in this column reflect gross-ups in respect of the fees earned or paid in cash to directors and social contributions in the amount of $2,654 for Mr. de Rosen and $4,679 for Ms. Giraut, each a French resident.

(4)	Dr. Bjerke’s served as a director and Chairperson of our Compensation Committee until the General Meeting of May 19, 2021.
(5)	No remuneration as non-executive director is accepted by Ms. Mailys Ferrère as representative of BPI France.
(6)	Ms. Giraut served as a director and Chairperson of our Audit Committee until her resignation in March 2021.
(7)	Mr. Morris joined our Board of Directors on March 23, 2021.
(8)	Dr. Ndu joined our Board of Directors on May 19, 2021.
(9)	Dr. Rao joined our Board of Directors on May 19, 2021.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2021. None of our non-employee directors held other stock awards or options as of December 31, 2021.

Non-employee warrants awards (#)
Michel de Rosen	15,837
Michael J. Goller	21,500
Viviane Monges	5,000
Timothy E. Morris	6,837
Adora Ndu	6,837
Julie O’Neill	16,000
Ravi M. Rao	6,837
Daniel B. Soland	38,337

Annex C

Part 2

Approval of fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers (French “mandataires sociaux”) (thirteenth and fourteenth resolutions)—(Excerpt from the French Board of Directors’ report on the resolutions)

In accordance with the provisions of Article L. 22-10-34 II of the French Commercial Code, you are requested to approve the fixed, variable and exceptional components of the total remuneration and benefits of any kind, paid during the past financial year or granted in respect of the same financial year, as described in detail in section 4.1.3.4 of the company’s universal registration document, to the following corporate officers:

•	Mr.Michel de Rosen, Chairman of the Board of Directors (thirteenth resolution):

Elements of compensation paid or assigned for FY 2021	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€150,000 (amount attributed in respect of FY 2021 and paid during the same year)	Fixed compensation for the position of Chairman of the Board
Annual variable compensation	None
Extraordinary compensation	None
Free share allocation	None
Stock option allocation	None
Board Member compensation	€5,000 paid in 2021 in respect of FY 2020, and €11,219 attributed for FY 2021	€5,000 paid in 2021 in his capacity as a member of the Nominating and Governance Committee and €11,219 attributed in 2021 in his capacity as Chairman of the Compensation committee (as from May 19, 2021) and member of the Nominating and Governance Committee
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	None

•	Mr. Daniel Tassé, Chief Executive Officer (fourteenth resolution):

Elements of compensation paid or assigned for FY 2021	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€507,314 (amount attributed in respect of FY 2021 and paid during the same year)	Fixed compensation for the position of Chief Executive Officer for 2021 corresponding to USD 600,000.

Elements of compensation paid or assigned for FY 2021	Amounts or accounting value to be put to the vote	Introduction
Annual variable compensation	€402,613 (amount to be paid after approval of the general meeting 2021) €288,916 (amount paid in FY 2021 for FY 2020)	On January 6, 2022, the Board of Directors noted that the Chief Executive Officer had achieved 76% of his objectives, equivalent to a variable compensation of US$456,000. The variable compensation targets were set by the Board of Directors on March 4, 2021 and are linked to the achievement of qualitative and quantitative objectives (see § 4.1.3.1 of the 2021 universal registration document).
Extraordinary compensation	€57,783 (amount paid in FY 2021 for FY 2020)	On January 14, 2021, the Board approved a supplemental incentive award to the CEO equal to 11% (US$66,000) of his base salary for his work in reorganizing our company and significantly reducing our expenses while advancing our Viaskin Peanut program and other core capabilities.
Free share allocation	None
Stock option allocation	Options: €1,092,277 (accounting value)

On November 22, 2021, the Board of Directors, on the basis of the authorization granted by the General Meeting of May 19, 2021, in its 36th resolution, granted 274,000 stock options. exercisable at the price of 5.87 euros.

The stock options will be definitively granted:

• after a period of 12 months from 11/22/2021, up to 25%,

• at the end of this period, up to 12.5% at the end of each 6-month period.

They will be exercisable as of their definitive attribution and until November 22, 2031

Other compensation	€4,557 (amount granted in respect of FY 2021 and paid in the same year)	In accordance with the compensation policy approved by the General Meeting of May 19, 2021, the Chief Executive Officer received tax equalization in respect of his status as a US resident.

Elements of compensation paid or assigned for FY 2021	Amounts or accounting value to be put to the vote	Introduction
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	No amount is subject to the vote	The detailed description of this commitment is contained in paragraph 4.1.3.1 of the 2021 Universal Registration Document.

Annex D

Achievement against Annual Corporate Objectives

Build the Commercial Pipeline – weighting of 60 points; achieved 31 points

•

Details on Objective: objectives were set to 1) secure agreement with U.S. FDA, and advance a BLA remediation process for Viaskin Peanut; 2) advance the EMA application for Viaskin Peanut; and 3) advance our other late-stage programs.

•

Achievement: FDA’s requirement of October 2021 that STAMP and EQUAL be performed sequentially brought DBV to change our BLA remediation plan and perform a new pivotal study; that second pivotal study would also enrich our EMA submission, which we decided to withdraw and re-submit later with the new data; our late-stage Viaskin Peanut programs in 1–3-year olds are progressing on plan. In 2021, DBV developed many prototypes, selected a modified patch and adapted quickly to FDA regulatory requirements. 31 points were achieved.

Build a Future Pipeline and Scientific Strategy – weighting 20 points; achieved 26 points

•

Details on Objective: as a biotech company, it is critical to have a deep pipeline of promising projects behind our lead product, Viaskin Peanut. In 2021 we aimed to make Go/No Go decisions on early clinical program, as well as assess our pre-clinical pipeline, including outside expert validation. Breadth of pipeline, or new IP, allowed for upside achievement.

•

Achievement: informed decisions were made on early clinical pipeline re Viaskin Milk and EoE; many potential INDs were identified, in food allergies as well as in other immunological conditions. New patent applications were filed. 26 points were achieved.

Operational Execution, Expense Control, Capital Management and Cultural Transformation – weighting 20 points; achieved 19 points

•

Details on Objectives: DBV downsized by ~70% in mid-2020. It was critical that we ensure a seamless transition of all activities post such as significant organizational change, including the outsourcing of many functions; that we improve execution on our critical workstreams; and that we secure employee engagement and retention, all while being very vigilant to expenses and resource management.

•

Achievement: there was minimal operational impact following these changes; we are building a stronger biotech culture; we kept turnover below industry benchmark; we continued to significantly reduce operational expenditures and extend our cash runway, while still investing wisely in patch engineering, clinical and pre-clinical development. 19 points were achieved.

Total achievement in 2021: 76 points

☐ **JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE** et demande une carte d'admission : dater et signer au bas du formulaire / ***I WISH TO ATTEND THE SHAREHOLDER'S MEETING** and request an admission card: date and sign at the bottom of the form*

dbv technologies

177-181 Avenue Pierre-Brossolette
92120 MONTROUGE

S.A. au capital de 5 509 653,70 €
441 772 522 RCS Nanterre

ASSEMBLÉE GÉNÉRALE MIXTE

Convoquée le 12 mai 2022 à 08h30
Au siège social

COMBINED GENERAL MEETING

To be held on May 12, 2022 at 08:30 a.m.
At headquarters

CADRE RÉSERVÉ À LA SOCIÉTÉ - *FOR COMPANY'S USE ONLY*

Identifiant - *Account*

Nombre d'actions - *Number of shares*
- Nominatif - *Registered*
  - Vote simple - *Single vote*
  - Vote double - *Double vote*
- Porteur - *Bearer*

Nombre de voix - *Number of voting rights*

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso (2) - *See reverse (2)*

Je vote **OUI** à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci ■ l'une des cases "Non" ou "Abstention". / *I vote **YES** all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this ■, for which I vote No or I abstain.*

	1	2	3	4	5	6	7	8	9	10
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**	**23**	**24**	**25**	**26**	**27**	**28**	**29**	**30**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	31	**32**	**33**	**34**	**35**	**36**	**37**	**38**	**39**	**40**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	41	**42**	**43**	**44**	**45**	**46**	**47**	**48**	**49**	**50**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix. / *On the draft resolutions not approved, I cast my vote by shading the box of my choice.*

	A	B
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	C	**D**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	E	**F**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	G	**H**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	J	**K**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote **NON** sauf si je signale un autre choix en noircissant la case correspondante :
*In case amendments or new resolutions are proposed during the meeting, I vote **NO** unless I indicate another choice by shading the corresponding box:*
- Je donne pouvoir au Président de l'assemblée générale. / *I appoint the Chairman of the general meeting* ☐
- Je m'abstiens. / *I abstain from voting* ☐
- Je donne procuration [cf. au verso renvoi (4)] à M., Mme ou Mlle, Raison Sociale pour voter en mon nom / *I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf* ☐

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**
Cf. au verso (3)

I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE GENERAL MEETING
See reverse (3)

☐ **JE DONNE POUVOIR À :** Cf. au verso (4) pour me représenter à l'Assemblée
***I HEREBY APPOINT:** See reverse (4) to represent me at the above mentioned Meeting*
M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name

Adresse / Address

ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque.

***CAUTION:** As for bearer shares, the present instructions will be valid only if they are directly returned to your bank.*

Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). **Cf au verso (1)**
Surname, first name, address of the shareholder** (Change regarding this information have to be notified to relevant institution, no changes can be made using this proxy form). **See reverse (1)

Pour être pris en considération, tout formulaire doit parvenir au plus tard :
To be considered, this completed form must be returned no later than:

à la banque / *to the bank* 09/05/2022

Date & Signature

« Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l'assemblée générale »
If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting

Important: Avant d’exercer votre choix, veuillez prendre connaissance des instructions situées au verso-important: Before selecting please refer to instructions on reverse side Quelle que soit l’option choisie, noircir comme ceca ou les cases correspondantes, dater et signer au bas du formulaire-Whichever option is used, shade beajes) like this, date and sign at the bottom of the form DJE DESIRE ASSISTER A CETTE ASSEMBLEE WISH TO ATTEND THE SHAREHOLDERS MEETING DBV TECHNOLOGIES 177-181 AVENUE PIERRE BROSSOLETTE 92120 MONTROUGE SA AU CAPITAL DE EUR 5 493 608 70 441 772 522 RCS NANTERRE ASSEMBLEE GENERALE MIXTE Convoquée le 19 mai 2021 à 14h00 Tenue hors présence physique des actionnaires Au siège social COMBINED GENERAL MEETING To be held on May 19, 2021 at 02.00 pm Held without the physical presence of shareholders At headquarters correspondent i D F H D JE DONNE POUVOIR AU PRESIDENT DE L’ASSEMBLEE GENERALE THEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE GENERAL MEETING ATTENTION: Î— Î¡ÎºÎ±Î¹ Ï„Î¿ 1 uporturi pri CAUTION:hearinty they are diretty De change can be made lang the pray to eve CADRE RESERVE A LA SOCIETE-FOR COMPANY’S USE ONLY Number of shares JE VOTE PAR CORRESPONDANCE VOTE BY POST projects de résus prate agres par le Comt if A Die & TEXCEPTION de que je igrale of D, EXCEPT those ind by On the det the bes E Mas Neo Cl G Al CT 1 2 3 4 AND D 11 12 21 Ale 22 13 23 14 5 6 15 16 24 25 26 7 17 27 18 10 19 29 39 28 31 32 33 34 35 36 37 38 Ale 00 D JE DONNE POUVOIR AC HEREBY APPOINT: 40 41 42 43 44 45 46 a D a a Che You Ale D 47 40 45 50 Duis & Marofice 09/05/2022 12, 2022 08:30 a.m. 08h30 2022 12

CONDITIONS D'UTILISATION DU FORMULAIRE

(1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce.
QUELLE QUE SOIT L'OPTION CHOISIE :

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire).

Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.

Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 paragraphe 8 du Code de Commerce).

Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l'AFTI : www.afti.asso.fr

La version française de ce document fait foi.

(2) VOTE PAR CORRESPONDANCE

Article L. 225-107 du Code de Commerce (extrait) :

"Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votes exprimés".

La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne).

1 - Il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes :

- soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés ou agréés, en l'absence d'un autre choix);
- soit de voter "Non";
- soit de vous "Abstenir" en noircissant individuellement les cases correspondantes.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix.

(3) POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE

Article L. 225-106 du Code de Commerce (extrait) :

"Pour toute procuration d'un actionnaire sans indication de mandataire, le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) POUVOIR À UNE PERSONNE DÉNOMMÉE

Article L. 225-106 du Code de Commerce (extrait) :

"I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71.

Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites."

Article L. 22-10-39 du Code de Commerce :

"Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient.

Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites."

Article L. 22-10-40 du Code de Commerce :

"Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-41 du Code de commerce :

"Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-42 du Code de commerce :

"Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 22-10-41."

Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.

FORM TERMS AND CONDITIONS

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf.

(2) POSTAL VOTING FORM

Article L. 225-107 du Code de Commerce (extract):

(3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING

Article L. 225-106 du Code de Commerce (extract):

Article L. 225-106 du Code de Commerce (extract):

Article L. 22-10-39 du Code de commerce:

Article L. 22-10-40 du Code de commerce:

4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3.

Article L. 22-10-41 du Code de commerce:

Article L. 22-10-42 du Code de commerce:

CONDITIONS D’UTILISATION DU FORMULAIRE (1) GENERALITES : II s’agit d’un formulaire unique prevu par I’ article R. 225-76 du Code de Commerce. QUELLE QUE SOIT l ‘ OPTION CHOISIE : Le signataire est prié d’inscrire tres exactement, dans Ia zone reservee a cet effet, ses nom (en majuscules), prenom usuel et adresse (les modifications de ces informations doivent etre adressees a l’etablissement conceme et ne peuvent etre effectuees a l’aide de ce formulaire). Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité. Si lesignataire n’est pas l’actionnaire (exemple: Administrateurlégal, Tuteur, etc.) il doit mentionnerses nom, prénom et Ia qualité en laquelle il signe le formulaire de vote. Leformulaire adresse pour une assembléevaut pour les assemblées successives convoquées avec le meme ordre du jour (article R. 225-77 alinea 3 du Code de Commerce). Letexte des resolutions figure dans le dossier de convocation joint au presentformulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser a Ia fois «Jevote par correspondance >> et «Je donne pouvoir »(article R. 225-81 paragraphe 8 du Code de Commerce). Un guide methodologique de traitement des assemblées generales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de I’ AFTI : www.afti.asso.fr La version fran~aise de ce document fait foi. (2) VOTE PAR CORRESPONDANCE Article l. 225-107 du Code de Commerce (extraitl : “Tout actionnaire peut voter par correspondance, au moyen d’un formulaire dont les mentions sont fixees par décret en Conseil d’Etat.Les dispositions contraires des statuts sont reputees non écrites. Pour le calcul du quorum, il n’est tenu compte que des formulaires qui ant ete re~us par Ia societe avant Ia reunion de l’assemblee, dans les conditions de delais ftxees par decret en Conseil d’Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas consideres comme des votes exprimés”. La majorité requise pour I’ adoption des decisions est determinee en fonction des voix exprimées par les actionnaires presents ou representes.Les voix exprimees ne comprennent pas celles attachees aux actions pour lesquelles l’actionnaire n’a pas pris part au vote, s’est abstenu ou a vote blanc ou nul. (articles L. 225-96 et l. 225-98 du Code de Commerce et, s’agissant des societes ayant adopté le statut de Ia societe europeenne, et articles 57 et 58 du Réglement du Conseil (CE) W2157/2001 relatif au statut de Ia societe europeenne). Si vous votez par correspondance : vous devez obligatoirement noircir Ia case “Je vote par correspondance” au recto. 1- il vous est demandé pourchaque resolution en noircissant individuellement les cases correspondantes : - soit de voter“Oui” (vote exprimé pardéfaut pour les projets de resolutions présentes ou agrees, en I’ absence d’un autre choix); - soit de voter “Non”;—soit de vous “Abstenir” en noircissant individuellement les cases correspondantes. 2- Pour le cas oU des amendements aux resolutions presentees au des resolutions nouvelles seraient déposees Iars de l’assemblee, il vous est demandé d’opter entre vote contre (vote exprimé par defaut en I’ absence d’un autre choix), pouvoir au president de l’assemblée generale, abstention ou pouvoira personne dénommee en noircissant Ia case correspondant a votre choix. (3) POUVOIR AU PRESIDENT DE L’ASSEMBLEE GENERALE Article L 225-106 du Code de Commerce (extraitl : “Pour toute procuration d’un actionnaire sans indication de mandataire, le president de l’assembh~e generale emet un vote favorable a I’ adoption de projets de resolutions presentes ou agrees par le conseil d’administration ou le directoire, selon le cas, et un vote défavorableill’adoptiondetouslesautresprojets de resolution. Pouremettre tout autre vote, l’actionnaire doit fa ire choix d’un mandataire qui accepte de voter dans le sensindique parle mandant”. 1- (4) POUVOIR AUNE PERSONNE DENOMMEE Article L. 225-106 du Code de Commerce (extra it): “1- Un actionnaire peut se fa ire représenter par un autre actionnaire, par son conjoint au par le partenaire avec lequel il a conclu un pacte civil desolidarité. 11-Le mandat ainsi que, le cas echeant, sa revocation sont ecrits et communiques a Ia societe. Les conditions d’application du present alinea sont précisées pardécret enConseil d’Etat. Ill- Avant chaque reunion de l’assemblee generale des actionnaires, le president du conseil d’administration ou le directoire, selon le cas, peut organiser Ia consultation des actionnaires mentionnes a!‘article    L. 225-102 afin de leur permettre de designer un ou plusieurs mandataires pour les representer a l’assemblee generale conformement aux dispositions du present article. Cette consultation est obligatoire lorsque, les statuts ayant ete modifies en application de !‘article L. 225-23 ou de !‘article L. 225-71, l’assemblee generale ordinaire doit nom mer au conseil d’administration ou au conseil de surveillance, selon le cas, un ou des salaries actionnaires ou membres des conseils de surveillance des fonds communs de placement d’entreprise détenant des actions de Ia societe. Cette consultation est egalement obligatoire lorsque l’assemblee generale extraordinaire doit se prononcer sur une modification des statuts en application de !‘article L. 225-23 ou de !‘article L. 225-71. Les clausescontraires aux dispositions des alinéas precedents sont réputees non ecrites.” Article l. 22-10-39 du Code de Commerce : “Outre les personnes mentionnees au I de !‘article l. 225-106, un actionnaire peut se faire representer par toute autre personne physique ou morale de son choix lorsque les actions de Ia societe sont admises aux negociations sur un marché reglemente ou sur un systeme multilateral de negociation soumis aux dispositions du II de !‘article l. 433-3 du code monetaire et financier dans les conditions prevues par le reglement general de I’Autorité des marches financiers, figurant sur une liste arretee par l’autorite dans des conditions fixees par son reglement general, a condition dans cette seconde hypothese, que les statuts le prevoient. Les clausescontraires aux dispositions du precedentalineasontreputees non ecrites.” Article l. 22-10-40 du Code de Commerce : “Lorsque, dans les cas prévus au premier alinéa du I de !‘article l. 22-10-39, l’actionnaire se fait représenter par une personne autre que son conjoint au le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettantde mesurerle risque quecedernier poursuive un inten~tautre quelesien. Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, Ia personne pour lecompte de laquelle il agit: 1• Contr61e, au sens de !‘article l. 233-3, Ia societe dont l’assemblee est appelee a se reunir; 2” Est membre de l’organe de gestion, d’administration ou de surveillance de cette societe ou d’une personne qui Ia contr61e au sensdel’articlel. 233-3 ; 3° Est employe parcette societe ou par une personne qui Ia contr61e au sens de !‘article L. 233-3; 4° Est contrOlé ou exerce l’une des fonctions mentionnees au 2” ou au 3• dans une personne ou une entité contr61ée par une personne qui contr61e Ia societe, au sens de !‘article l. 233-3. Cette information est egalement dé1ivree lorsqu’il existe un lien familial entre le mandataire ou, le cas echeant, Ia personne pourlecomptedelaquelleilagit,etunepersonnephysiqueplaceedansl’unedessituationsenumereesaux1· a4·. Lorsqu’en cours de mandat, survient l’un des faits mentionnes aux alinéas precedents, le mandataire en informe sans dé1ai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc. La caducité du mandat est notifiée sans delai par le mandataire a Ia societe. Les conditions d’application du present article sont précisées par dec ret en Conseil d’Etat.” Article L. 22-10-41 du Code de commerce: “Toute personne qui procede a une sollicitation active de mandats, en proposant directement ou indirectement a un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les representer a l’assemblee d’une societe mention nee au premier alinea de !‘article l. 22-10-39, rend publique sa politique de vote. Elle peut E!galement rendre publiques ses intentions de vote sur les projets de resolution presentes a l’assemblée. Elle exerce alors, pourtoute procuration re~ue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d’application du present article sont précisées par dec ret en Conseil d’Etat.” Article L. 22-10-42 du Code de commerce: “Le tribunal de commerce dans le ressort duquella societe a son siege social peut, a Ia demande du mandant et pour une duree qui nesauraitexcédertroisans, priverlemandatairedudroitdeparticiperencettequaliteatouteassembléedelasociete concernee en cas de non-respect de !‘obligation d’information prevue aux troisiE!me a septiéme alineas de !‘article L. 22-10-40 ou des dispositions de !‘article L. 22-10-41. Le tribunal peut decider Ia publication de cette decision aux frais du mandataire. Le tribunal peut prononcer les memes sanctions a I’E!gard du mandataire sur demande de Ia societe en cas de non-respect des dispositionsdel’article L. 22-10-41.” Les informations a caractere personnel recueillies dans le cadre du present document sont necessaires a I’ execution de vas instructions de vote. Vous disposez d’un certain nombre de droits concernant vas donnees (acces, rectification, etc.). Ces droits peuvent etre exerces au pres de votre teneur de compte aux coordonnees indiquees par ce dernier. FORM TERMS AND CONDITIONS (1) GENERAL INFORMATION: This is th e sole form pursuant to article R. 225-76 du Cod e de Comm erce WHICHEVER OPTION IS USEO: The signatorv should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form). If the signatorv is a legal entity, the signatorv should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity’s behalf. If the signatorv is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77 alinea 3 du Code de Commerce). The text of the resolutions is in the notification of the meeting which is sent with this proxy (article R. 225-81 du Code de Commerce). Please do not use both “I vote by post” and “I hereby appoint” (article R. 225-81 du Code de Commerce). A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: www.afti.asso.fr The French version of this document governs; The English translation is for convenience only. (2) POSTAL VOTING FORM Article l. 225-107 du Code de Commerce (extract): “Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d’Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent. When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by a decree approved by the Conseil d’Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast.” The majority required for the adoption of the general meeting’s decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles l. 225-96 and l. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) no2157/2001 on the statute for a European company). If you wish to use the postal voting form, you have to shade the box on the front of the document: “I vote by post”. 1- In such event, please comply for each resolution the following instructions by shading boxes of yo ur choice: -either vote “Yes” (in absence of choice, vote expressed by default for the approved draft resolutions), -or vote “No”, -or vote “Abstention” by shading boxes of your choice. 2- In case of amendments or new resolutions during the general meeting, you are req uested to choose between vote “No” (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, “Abstention” or proxy to a mentioned person individual or legal entity by shading the appropriate box. (3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING Article l. 225-106 du Code de Commerce (extract): “In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general meeting shal l issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Di rectors or the Management Board, as the case may be, and a vote against adopting any other draft resolutions. Toissueanyother vote, the shareholder must appoint a proxywhoagreestovote in the manner indicated by his principal.”
(4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY) Article l. 225-106 du Code de Commerce (extract):
“I- A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with.
II- The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d’Etat decree specifies the implementation of the present pa ragraph.
Ill- Before every general meeting, the chai rman of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.
Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article l. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the su pervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company’s shares. Such a consultation shall also be obligatory where a special shareholders’ meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article l. 225-23 or article L. 225-71.
Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.”
Article L. 22-10-39 du Code de commerce:
“He or she can also be represented by an individual or legal entity of his or her choice: 1o When the shares are admitted to trading on a regulated market;
2o When the shares are admitted to trading on a multilateral trading facil ity which is subject to the provisions of the paragraph II of the article l. 433-3 of the Code monetaire et financier as provided by the general regulation of the Autorité des marches financiers (French Financial Markets Regulatory Authority), included on a list issued by the AMF subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association.”
Article L. 22-10-40 du Code de commerce:
“When, in the events envisaged by the fi rst paragraph of the article L. 22-10-39, the shareholder is represented by a person other than his or her spouse or his or her pa rtner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers.
This information relates in pa rticular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:
1• Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet;
2” Is member of the management board, administration or su pervisory board of the company or a person which controls it within the meaning of the article L. 233-3; r Is employed by the company or a person which controls it within the meaning of article l. 233-3;
4° Is controlled or ca rries out one of the functions mentioned with the 2o or the r in a person or an entity controlled by a person who controls the company, within the meaning of the article l. 233-3.
This information is also delivered when a family tie exits between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4• above. When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void. The termination of the proxy is notified without delay by the proxy to the company.
The conditions of application of this article are determined by a Conseil d’Etat decree.”
Article L. 22-10-41 du Code de commerce:
“Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned in the fi rst pa ragraph of the article L. 22-10-39, shall release its voting policy.
It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. The conditions of application of this article are determined by a Conseil d’Etat decree.”
Article L. 22-10-42 du Code de commerce:
“The commercial court of which the company’s head office falls under can, at the request of the constituent and for a duration which cannot exceed three yea rs, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court can decide the publication of this decision at the expenses of the proxy.
The court can impose the same sanctions towards the proxy on request of the company in the event of non-compliance of the provisions of the article L. 22-10-41.”
Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights rega rding your data (access, correction .). These rights may be exercised using the contact details provided by your custodian.

Annexe 1 / Appendix 1

Le formulaire de vote par correspondance est sollicité pour le compte du Conseil d’Administration de DBV Technologies S.A. / The proxy card is solicited on behalf of the Board of Directors of DBV Technologies S.A.

Ordre du jour

 À caractère ordinaire :

1.  Approbation des comptes annuels de l’exercice clos le 31 décembre 2021,

2.  Approbation des comptes consolidés de l’exercice clos le 31 décembre 2021,

3.  Affectation du résultat de l’exercice clos le 31 décembre 2021,

4.  Imputation du report à nouveau débiteur sur le poste « Prime d’émission »,

5.  Rapport spécial des commissaires aux comptes sur les conventions réglementées et constat de l’absence de convention nouvelle,

6.  Renouvellement de Monsieur Michel de Rosen, en qualité d’administrateur,

7.  Renouvellement de Monsieur Timothy E. Morris, en qualité d’administrateur,

8.  Renouvellement de Monsieur Daniel B. Soland, en qualité d’administrateur,

9.  Approbation de la politique de rémunération du Président du Conseil d’Administration et des administrateurs,

10.  Approbation de la politique de rémunération du Directeur Général et/ou tout autre dirigeant mandataire social exécutif,

11.  Avis consultatif sur la rémunération des cadres dirigeants « named executive officers » autres que le Directeur Général,

12.  Approbation des informations visées au I de l’article L.22-10-9 du Code de commerce,

13.  Approbation des éléments fixes, variables et exceptionnels composant la rémunération totale et les avantages de toute nature, versés au cours de l’exercice écoulé ou attribués au titre du même exercice à Monsieur Michel de Rosen, Président du Conseil d’Administration,

14.  Approbation des éléments fixes, variables et exceptionnels composant la rémunération totale et les avantages de toute nature, versés au cours de l’exercice écoulé ou attribués au titre du même exercice à Monsieur Daniel Tassé, Directeur Général,

Agenda

Ordinary resolutions:

1.  Approval of the annual financial statements for the year ended on December 31, 2021,

2.  Approval of the consolidated financial statements for the year ended on December 31, 2021,

3.  Allocation of income for the year ended on December 31, 2021,

4.  Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.  Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.  Renewal of the term of office of Michel de Rosen as director,

7.  Renewal of the term of office of Timothy E. Morris as director,

8.  Renewal of the term of office of Daniel B. Soland as director,

9.  Approval of the compensation policy for the Chairman of the Board of Directors and for the directors,

10.  Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

11.  Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

12.  Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

13.  Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

14.  Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

15.  Autorisation à donner au Conseil d’Administration à l’effet de faire racheter par la société ses propres actions dans le cadre du dispositif de l’article L. 22-10-62 du Code de commerce, durée de l’autorisation, finalités, modalités, plafond, suspension en période d’offre publique,

 À caractère extraordinaire :

16.  Autorisation à donner au Conseil d’Administration en vue d’annuler les actions rachetées par la société dans le cadre du dispositif de l’article L. 22-10-62 du Code de commerce, durée de l’autorisation, plafond, suspension en période d’offre publique,

17.  Délégation de compétence à donner au Conseil d’Administration pour augmenter le capital par incorporation de réserves, bénéfices et/ou primes, durée de la délégation, montant nominal maximal de l’augmentation de capital, sort des rompus, suspension en période d’offre publique,

18.  Délégation de compétence à donner au Conseil d’Administration en vue d’émettre des actions ordinaires donnant, le cas échéant, accès à des actions ordinaires ou à l’attribution de titres de créance (de la société ou d’une société du groupe), et/ou des valeurs mobilières donnant accès à des actions ordinaires (de la société ou d’une société du groupe), avec suppression du droit préférentiel de souscription au profit d’une catégorie de personnes répondant à des caractéristiques déterminées, suspension en période d’offre publique,

19.  Autorisation d’augmenter le montant des émissions,

20.  Délégation à donner au Conseil d’Administration pour augmenter le capital par émission d’actions ordinaires et/ou de valeurs mobilières donnant accès au capital dans la limite de 10 % du capital en vue de rémunérer des apports en nature de titres ou de valeurs mobilières donnant accès au capital, suspension en période d’offre publique,

15.  Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Extraordinary resolutions :

16.  Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

17.  Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums, duration of the delegation, maximum par value of the capital increase, treatment of fractional shares, suspension during a public offering period,

18.  Delegation of powers to be granted to the Board of Directors to issue Ordinary Shares, giving, if applicable, access to Ordinary Shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to Ordinary Shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

19.  Authorization to increase the total amount of shares issued,

20.  Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of Ordinary Shares and/or securities giving access to capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital, duration of the delegation, suspension during a public offering period,

21.  Limitation globale des plafonds des délégations prévues aux 18e et 20e résolutions de la présente Assemblée et aux 25e, 26e et 31e résolutions de l’Assemblée Générale Mixte du 19 mai 2021,

22.  Délégation de compétence à conférer au Conseil d’Administration en vue d’émettre des bons de souscription d’actions (BSA), bons de souscription et/ou d’acquisition d’actions nouvelles et/ou existantes (BSAANE) et/ou des bons de souscription et/ou d’acquisition d’actions nouvelles et/ou existantes remboursables (BSAAR) avec suppression du droit préférentiel de souscription au profit d’une catégorie de personnes, suspension en période d’offre publique,

23.  Délégation de compétence à donner au Conseil d’Administration pour augmenter le capital par émission d’actions ordinaires et/ou de valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription au profit des adhérents d’un plan d’épargne d’entreprise en application des articles L. 3332-18 et suivants du Code du travail,

24.  Autorisation à donner au Conseil d’Administration en vue d’attribuer gratuitement des actions existantes et/ou à émettre aux membres du personnel salarié et/ou certains mandataires sociaux de la société ou des sociétés ou groupements d’intérêt économique liés, renonciation des actionnaires à leur droit préférentiel de souscription, durée de l’autorisation, plafond, durée des périodes d’acquisition notamment en cas d’invalidité et le cas échéant de conservation,

25.  Autorisation à donner au Conseil d’Administration en vue d’octroyer des options de souscription et/ou d’achat d’actions (stock-options) aux membres du personnel salarié et/ou certains mandataires sociaux de la société ou des sociétés ou groupements d’intérêt économique liés, renonciation des actionnaires à leur droit préférentiel de souscription, durée de l’autorisation, plafond, prix d’exercice, durée maximale de l’option,

26.  Pouvoirs pour les formalités.

21.  Overall limit on the maximum authorized amounts set under the resolutions 18th and 20th of this Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021,

22.  Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period,

23.  Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of Ordinary Shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

24.  Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

25.  Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers) of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

26.  Powers to complete formalities.

2022 Annual Combined General Meeting of Shareholders The Voting Instructions must be signed, completed and received at the indicated address prior to 10:00 A.M. (New York City time) on May 5, 2022 for action to be taken. 2022 VOTING INSTRUCTIONS AMERICAN DEPOSITARY SHARES DBV Technologies S.A. (the “Company”) CUSIP No.: 23306J101. ADS Record Date: April 11, 2022 (date to determine ADS Holders who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein). French Record Date: May 10, 2022, at 12:00 A.M. (Paris time) (Date on which ADS Holders are required under French law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2022 Annual Combined General Meeting of Shareholders. Meeting Specifics: The 2022 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A., will be held on Thursday, May 12, 2022, at 8:30 A.M. (Paris time) at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France. On May 12, 2022, starting at 8:30 A.M. (Paris time), the Annual General Meeting will be webcast with live audio on the Company’s website https://www.dbv-technologies.com in the Events and Presentations section. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for two years following the date of the Annual General Meeting. Meeting Agenda: Please refer to the Company’s Notice of Annual General Meeting, Proxy Statement and U.S. Annual Report enclosed. These materials are also available on the Company’s website: https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/. Depositary: Citibank, N.A. Deposit Agreement: Deposit Agreement, dated as of October 24, 2014. Deposited Securities: Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”), of the Company. Custodian: Citibank Europe plc. You as the undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement (“ADSs”) and identified above, acknowledge receipt of a copy of the Depositary’s Notice of Annual General Meeting, Proxy Statement, and U.S. Annual Report and hereby authorize and direct the Depositary to cause to be voted at the Annual General Meeting (and any adjournment or postponement thereof) the Deposited Securities represented by your ADSs in the manner indicated on the reverse side hereof. You recognize that any sale, transfer or cancellation of your ADSs before the French Record Date will invalidate these voting instructions if the Depositary is unable to verify your continued ownership of ADSs as of the French Record Date. If the Depositary receives from a Holder voting instructions which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors. Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the board of directors may submit a new resolution and the board of directors may also modify the resolutions proposed in the Company’s Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board and against if not approved by the Company’s board of directors. Please indicate on the reverse side hereof how the Deposited Securities are to be voted. The Voting Instructions must be marked, signed and returned on time in order to be counted. By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda Ordinary Resolutions: For resolutions 1 to 15 please see attached copy of the Notice of Annual General Meeting for details. Extraordinary Resolutions: For resolutions 16 to 26 please see attached copy of the Notice of Annual General Meeting for details. The Depositary has been informed by the Company that its Board recommends a vote “FOR” all resolutions. This proxy is being solicited by the Board of Directors of DBV Technologies S.A. A Issues DBV Technologies S.A. Ordinary Resolutions Extraordinary Resolutions For Against Abstain For Against Abstain Resolution 1 Resolution 2 Resolution 3 Resolution 4 Resolution 5 Resolution 6 Resolution 7 Resolution 8 Resolution 9 Resolution 10 Resolution 11 Resolution 12 Resolution 13 Resolution 14 Resolution 15 Resolution 16 Resolution 17 Resolution 18 Resolution 19 Resolution 20 Resolution 21 Resolution 22 Resolution 23 Resolution 24 Resolution 25 Resolution 26 B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. If these Voting Instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue if endorsed by the Company’s board of directors. If these Voting Instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” Voting Instruction for such issue. Please be sure to sign and date this Voting Instructions Card. Please sign your name to the Voting Instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting Instructions executed by a corporation should be in full name by a duly authorized officer with full title as such. Signature 1 - Please keep signature within the line Signature 2 - Please keep signature within the line Date (mm/dd/yyyy)